UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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HCSB FINANCIAL CORPORATION

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HCSB FINANCIAL CORPORATION

3640 Ralph Ellis Boulevard

Loris, South Carolina 29569

Notice of Annual Meeting of Shareholders

To Our Shareholders:

We cordially invite you to attend the 2016 Annual Meeting of Shareholders of HCSB Financial Corporation (the “Company”), the holding company for Horry County State Bank (the “Bank”). This letter serves as your official notice that we will hold the annual meeting on July 28, 2016 at 10:00 a.m. at the Sheraton Myrtle Beach Convention Center Hotel at 2101 North Oak Street, Myrtle Beach, South Carolina 29577, for the following purposes:

1.	To approve an amendment to the Company’s Amended and Restated Bylaws to declassify the Board of Directors;

2.	To elect six members to the Board of Directors;

3.	To approve an amendment to the Company’s Articles of Incorporation to authorize a class of non-voting common stock;

4.	To approve an amendment to the Company’s Articles of Incorporation to effect a 1-for-100 reverse stock split of the voting common stock and the non-voting common stock;

5.	To approve the HCSB Financial Corporation 2016 Equity Incentive Plan;

6.	To approve the compensation of our named executive officers as disclosed in the accompanying proxy statement (this is a non-binding, advisory vote) (“Say-on-Pay”);

7.	To approve a non-binding resolution to determine whether shareholders should vote on Say-on-Pay proposals every one, two, or three years (“Say-on-Frequency”);

8.	To ratify the appointment of our independent registered public accountants; and

9.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders owning our common stock at the close of business on May 31, 2016 are entitled to attend and vote at the meeting. A complete list of shareholders will be available at the Company’s offices prior to the meeting. At the meeting, we will report on our performance in 2015 and answer your questions.

Whether or not you plan to attend the annual meeting in person, you are requested to promptly vote by internet or by mail on the proposals presented, following the instructions on the proxy card for whichever voting method you prefer. If you vote by mail, please complete, date, sign, and promptly return the enclosed proxy in the enclosed self-addressed, postage-paid envelope. If you need assistance in completing your proxy, please call Denise Floyd of the Company at (843) 716-6103 or Jan H. Hollar of the Company at (843) 716-6117. If you are a record shareholder, attend the meeting, and desire to revoke your proxy and vote in person, you may do so. In any event, a proxy may be revoked by a record holder at any time before it is exercised.

Please use this opportunity to take part in the affairs of your Company by voting on the business to come before this meeting. We hope that you can attend the meeting and look forward to seeing you there. Even if you plan to attend the meeting, we encourage you to complete and return the enclosed proxy to us as promptly as possible.

By order of the Board of Directors,

Jan H. Hollar

Chief Executive Officer

Loris, South Carolina

June 21, 2016

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HCSB FINANCIAL CORPORATION

3640 Ralph Ellis Boulevard

Loris, South Carolina 29569

PROXY STATEMENT FOR THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON JULY 28, 2016

Our Board of Directors is soliciting proxies for the 2016 Annual Meeting of Shareholders. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. We encourage you to read it carefully.

VOTING INFORMATION

The Board of Directors set May 31, 2016 as the record date for the meeting. Shareholders owning our common stock at the close of business on that date are entitled to attend and vote at the meeting, with each share entitled to one vote. There were 363,314,783 shares of common stock outstanding on the record date. A majority of the outstanding shares of common stock entitled to vote at the meeting will constitute a quorum. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists.

Many of our shareholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. If you hold our shares in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these materials are being forwarded to you by your broker or nominee, which is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the shareholder of record giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use to direct your broker or nominee how to vote these shares.

If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for the purposes of establishing a quorum. Therefore, valid proxies which are marked “Abstain” or “Withhold” or as to which no vote is marked, including broker non-votes, will be included in determining the number of votes present or represented at the annual meeting.

If you hold your shares in street name through a stockbroker, bank or other nominee, it is critical that you cast your vote if you want it to count towards the approval of the amendment to the Amended and Restated Bylaws, the election of our director nominees, the approval of the amendments to the Articles of Incorporation, the approval of the HCSB Financial Corporation 2016 Equity Incentive Plan, the approval of the compensation of our named executive officers, and the vote on the frequency of future advisory say-on-pay votes. Regulations prohibit your stockbroker, bank or other nominee from voting uninstructed shares on a discretionary basis on Proposals No. 1-7 at the annual meeting. Thus, if you hold your shares in street name and you do not instruct your broker how to vote at the meeting, no votes will be cast on your behalf for Proposals No. 1-7. Further, if you abstain from voting on a particular proposal, the abstention does not count as a vote in favor of or against the proposal.

When you sign the proxy card (or submit your vote via the internet), you appoint Michael S. Addy and Jan H. Hollar as your representatives at the meeting. Mr. Addy and Ms. Hollar will vote your proxy as you have instructed them on the proxy card. If you submit a proxy but do not specify how you would like it to be voted, Mr. Addy and Ms. Hollar will vote your proxy “FOR” the approval of the amendment to the Amended and Restated Bylaws, “FOR” the election to the Board of Directors of all of the nominees listed below under “Election of Directors,” “FOR” the amendment to the Articles of Incorporation to authorize a class of non-voting common stock, “FOR” the amendment to the Articles of Incorporation to effect a 1-for-100 reverse stock split, “FOR” the approval of the HCSB Financial Corporation 2016 Equity Incentive Plan, “FOR” the approval of the compensation of our named executive officers, “FOR” the frequency of future advisory say-on-pay votes to be every year, and “FOR” the ratification of the selection of our independent public accountants for the year ending December 31, 2016. We are not aware of any other matters to be considered at the meeting. However, if any other matters come before the meeting, Mr. Addy and Ms. Hollar will vote your proxy on such matters in accordance with their judgment.

A majority or more of the outstanding shares of common stock entitled to vote at the meeting will constitute a quorum. We will include abstentions and broker non-votes in determining whether a quorum exists. Assuming in each case that a quorum is present:

•	With respect to Proposal No. 1, the proposal will be approved if a majority of our outstanding shares of common stock vote in favor of the amendment to the Amended and Restated Bylaws. You may vote “FOR” or “AGAINST” this proposal, or “ABSTAIN” from voting on this proposal. If a shareholder submits a proxy but does not specify how he or she would like it to be voted, then the proxy will be voted “FOR” the approval of the proposal. A record shareholder’s failure to execute and return a proxy card or otherwise to vote at the meeting will have the same effect as a vote “AGAINST” the proposal. If a record shareholder abstains from voting, the abstention will also have the effect of a vote “AGAINST” the proposal. Failure of a shareholder whose shares are held in street name to complete and return voting instructions as required by the broker or other nominee that holds such shares of record will have the same effect as a vote “AGAINST” the proposal.
•	With respect to Proposal No. 2, the directors will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the individuals who receive the highest number of votes are selected as directors up to the maximum number of directors to be elected at the meeting. You may vote “FOR” each director nominee or “WITHHOLD” your vote on a director nominee. We will not count abstentions or broker non-votes as either for or against a director, so abstentions and broker non-votes have no impact on the election of a director.

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•	With respect to Proposal No. 3, the proposal will be approved if two-thirds of our outstanding shares of common stock vote in favor of the amendment to the Company’s Articles of Incorporation. You may vote “FOR” or “AGAINST” the amendment to the Company’s Articles of Incorporation. If a shareholder submits a proxy but does not specify how he or she would like it to be voted, then the proxy will be voted “FOR” the approval of the amendment to the Articles of Incorporation to authorize a class of non-voting common stock. A record shareholder’s failure to execute and return a proxy card or otherwise to vote at the meeting will have the same effect as a vote “AGAINST” the proposal. If a record shareholder abstains from voting, the abstention will also have the effect of a vote “AGAINST” the proposal. Failure of a shareholder whose shares are held in street name to complete and return voting instructions as required by the broker or other nominee that holds such shares of record will have the same effect as a vote “AGAINST” the proposal.
•	With respect to Proposal No. 4, the proposal will be approved if two-thirds of our outstanding shares of common stock vote in favor of the amendment to the Company’s Articles of Incorporation. You may vote “FOR” or “AGAINST” the amendment to the Company’s Articles of Incorporation. If a shareholder submits a proxy but does not specify how he or she would like it to be voted, then the proxy will be voted “FOR” the approval of the amendment to the Articles of Incorporation to effect a 1-for-100 reverse stock split. A record shareholder’s failure to execute and return a proxy card or otherwise to vote at the meeting will have the same effect as a vote “AGAINST” the proposal. If a record shareholder abstains from voting, the abstention will also have the effect of a vote “AGAINST” the proposal. Failure of a shareholder whose shares are held in street name to complete and return voting instructions as required by the broker or other nominee that holds such shares of record will have the same effect as a vote “AGAINST” the proposal.
•	With respect to Proposal No. 5, the proposal will be approved if the number of shares of common stock voted in favor of the approval of the HCSB Financial Corporation 2016 Equity Incentive Plan exceeds the number of shares of common stock voted against the proposal. You may vote “FOR” or “AGAINST” this proposal, or “ABSTAIN” from voting on this proposal. If a shareholder submits a proxy but does not specify how he or she would like it to be voted, then the proxy will be voted “FOR” the proposal. We will not count abstentions or broker non-votes as either for or against this proposal, so abstentions and broker non-votes have no impact on the approval of the HCSB Financial Corporation 2016 Equity Incentive Plan.
•	With respect to Proposal No. 6, the proposal will be approved if the number of shares of common stock voted in favor of the compensation of our named executives exceeds the number of shares of common stock voted against the proposal. You may vote “FOR” or “AGAINST” this proposal, or “ABSTAIN” from voting on this proposal. If a shareholder submits a proxy but does not specify how he or she would like it to be voted, then the proxy will be voted “FOR” the approval of the compensation of our named executive officers. We will not count abstentions or broker non-votes as either for or against this proposal, so abstentions and broker non-votes have no impact on the approval of the compensation of our named executive officers.
•	With respect to Proposal No. 7, the frequency of the advisory vote on executive compensation receiving the greatest number of votes (either every three years, every two years, or every year) will be the frequency that our shareholders recommend. If a shareholder submits a proxy but does not specify how he or she would like it to be voted, then the proxy will be voted “FOR” the frequency of future advisory say-on-pay votes to be every year. Abstentions and broker non-votes will therefore have no effect on such vote.
•	With respect to Proposal No. 8, the proposal will be approved if the number of shares of common stock voted in favor of the ratification of our independent registered public accounting firm exceeds the number of shares of common stock voted against the proposal. You may vote “FOR” or “AGAINST” this proposal, or “ABSTAIN” from voting on this proposal. If a shareholder submits a proxy but does not specify how he or she would like it to be voted, then the proxy will be voted “FOR” the proposal. We will not count abstentions or broker non-votes as either for or against this proposal, so abstentions and broker non-votes have no impact on the ratification of our independent registered public accounting firm.

You may revoke your proxy and change your vote at any time before the polls close at the meeting. If you are the record holder of the shares, you may do this by signing and delivering another proxy with a later date or by voting in person at the meeting. If your shares are held in street name, you may change your vote by submitting new voting instructions to your stockbroker, bank, or other nominee or, if you have obtained a legal proxy from your stockbroker, bank, or other nominee giving you the right to vote your shares, you may change your vote by attending the meeting and voting in person.

We are paying for the costs of preparing and mailing the proxy materials and of reimbursing brokers and others for their expenses of forwarding copies of the proxy materials to our shareholders. Our officers and employees may assist in soliciting proxies but will not receive additional compensation for doing so. We are distributing this proxy statement on or about June 21, 2016.

Important Notice of Internet Availability. This proxy statement, the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, and directions to the annual meeting are available to the public for viewing on the Internet at http://www.proxyvote.com . Directions to the meeting may also be obtained by calling Denise Floyd of the Company at (843) 716-6103 or Jan H. Hollar of the Company at (843) 716-6117.

In addition, the above items and other filings with the Securities and Exchange Commission (the “SEC”) are also available to the public on the SEC’s website on the Internet at www.sec.gov. Upon written or oral request by any shareholder, we will deliver a copy of our Annual Report on Form 10-K for the year ended December 31, 2015. In addition, upon written or oral request, we will also promptly deliver a copy of this proxy statement or the enclosed overview to our shareholders at a shared address to which a single copy of the document was delivered.

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PROPOSAL NO. 1:

APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED BYLAWS

TO DECLASSIFY THE BOARD OF DIRECTORS

Summary of the Proposed Amendment

We are seeking shareholder approval to amend our Amended and Restated Bylaws to eliminate our classified board structure.

Our Amended and Restated Bylaws currently provide that whenever the Board of Directors consists of six or more persons, it will be divided into three classes, which are elected to staggered, three-year terms. We are proposing an amendment to our Amended and Restated Bylaws which would eliminate this classified board structure by the 2018 annual shareholders’ meeting. Appendix A shows the proposed changes to Article 3, Section 2 of the Company’s Amended and Restated Bylaws resulting from the proposed amendment, with deletions indicated by strike-outs and additions indicated by underlining.

Assuming that the size of our Board of Directors remains set at seven directors, the effect of this amendment would be that at the 2016 annual shareholders’ meeting, six of our current directors would be elected for a one-year term; at the 2017 annual shareholders’ meeting, six of our directors would be elected for a one-year term, and at the 2018 annual shareholders’ meeting, all seven of our directors would be elected for a one-year term. Going forward from that point, the entire board would be elected to one-year terms, thereby eliminating its current classified board structure.

Vote Required

The adoption of this proposed amendment to the Amended and Restated Bylaws to phase-out our classified board structure requires the affirmative vote of a majority of our outstanding shares of common stock. A record shareholder’s failure to execute and return a proxy card or otherwise to vote at the meeting will have the same effect as a vote “AGAINST” the proposal. If a record shareholder abstains from voting, the abstention will also have the effect of a vote “AGAINST” the proposal. Failure of a shareholder whose shares are held in street name to complete and return voting instructions as required by the broker or other nominee that holds such shares of record will have the same effect as a vote “AGAINST” the proposal.

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PROPOSAL NO. 2:

ELECTION OF DIRECTORS

The Company’s Amended and Restated Bylaws currently provide that whenever the Board of Directors consists of six or more persons, it will be divided into three classes, which are elected to staggered, three-year terms, so that only approximately one-third of the Board members’ terms expire at each annual meeting. As described in Proposal No. 1 above, the Board of Directors is asking that the Company’s shareholders approve an amendment to the Amended and Restated Bylaws to eliminate the classified board structure, so that beginning with the 2018 annual shareholders’ meeting, all members of the Board of Directors will serve for one-year terms. Accordingly, our Board of Directors is submitting to the shareholders for their vote at the annual meeting a slate of directors comprised of the following six nominees, who, if elected and following the receipt of any necessary regulatory approvals, if applicable, will serve a one-year term, expiring at the 2017 annual shareholders’ meeting. The nominees are:

Michael S. Addy	Jan H. Hollar
Clay D. Brittain, III	James C. Nesbitt*
Gerald R. Francis*	John T. Pietrzak
* Subject to regulatory approval

The directors will be elected by a plurality of the votes cast at the meeting, which means that the six nominees receiving the highest number of votes will be elected. If elected, Messrs. Addy, Brittain, and Pietrzak and Ms. Hollar (the “Incumbent Directors”) will immediately become members of the Board of Directors. If elected, Messrs. Francis and Nesbitt will join the Board of Directors upon receipt of regulatory approval. Each of nominees, if elected and following the receipt of any necessary regulatory approvals, will also serve on the Bank’s Board of Directors.

If you submit a proxy but do not specify how you would like to be voted, Mr. Addy and Ms. Hollar will vote your proxy to elect Messrs. Addy, Brittain, Francis, Nesbitt, and Pietrzak and Ms. Hollar. If any of these nominees is unable or fails to accept nomination or election (which we do not anticipate), Mr. Addy and Ms. Hollar will vote instead for a replacement to be recommended by the Board of Directors, unless you specifically instruct otherwise in the proxy.

Set forth below is certain information about the nominees:

Michael S. Addy, 64, currently serves as Chairman of the Board of Directors of both the Company and the Bank. Mr. Addy has been President of Addy’s Harbor Dodge, LLC and MSA of Myrtle Beach, Inc since 1990 and is the Managing Member of Addy Limited Liability Company, a real estate holdings and management company in South Carolina. Mr. Addy received his B.S. degree in Business Administration from the University of South Carolina in 1973. Mr. Addy has served as a director of the Company and of the Bank since 2006. His leadership experience and business and personal ties to the Bank’s Myrtle Beach market area enhance his ability to contribute as a director.

Clay D. Brittain, III, 61, has served as a director of the Company and of the Bank since 2002. Mr. Brittain received his B.A. degree in Economics from Wofford College in 1977 and his Juris Doctor from the University of South Carolina Law School in 1980. He is an attorney in the firm of Thomas & Brittain, PA in Myrtle Beach, South Carolina. Mr. Brittain served as a director of United Carolina Bank of South Carolina until April 1997. Through his legal and business experience, Mr. Brittain has an extensive background in the South Carolina real estate market, including local real estate markets that we serve. Mr. Brittain’s institutional knowledge of the Company’s business, as well as his own business and personal experience in certain of the communities that the Bank serves, provides him with a useful appreciation of markets that we serve. Mr. Brittain’s legal training and experience enhance his ability to understand the Company’s regulatory framework.

Gerald R. Francis, 72, has been nominated by the Board of Directors to serve as a director of the Company and the Bank. Mr. Francis brings extensive business expertise to the Company from his 45 years of experience in community banking. Mr. Francis retired in 2010 after serving as Managing Director of Financial Stocks, an investment advisory firm in Cincinnati, Ohio, since 2007. Prior to that, Mr. Francis had served as the President and Chief Executive Officer of four community banks, including First National Bank & Trust in Indianapolis, IN (2005-2007), City National Bank of West Virginia in Charleston, West Virginia (2001-2005), Peoples Bank & Trust Company in Indianapolis, Indiana (1996-1999), and Banc One in Cincinnati, Ohio (1992-1995). He received his B.S. degree from Wright State University in 1970 and his M.B.A. from the University of Dayton in 1978. The Board of Directors believes that his chief executive experience with other community banks will provide him with valuable insight in assisting the Company.

Jan H. Hollar, 60, has served as a director and the Chief Executive Officer of the Company and the Bank since April 2016. Prior to joining the Company and the Bank as Chief Executive Officer, Ms. Hollar worked with the Company and the Bank as a consultant, on a part-time basis since September 2014, and on a full-time basis since November 2015. Ms. Hollar previously served as Executive Vice President and Chief Financial Officer of Yadkin Financial Corporation and Yadkin Bank (together, “Yadkin”) in Statesville, North Carolina, from September 2009 until July 2014, when Yadkin merged with VantageSouth Bancshares, Inc. and Piedmont Community Bank Holdings, Inc. She is a 1978 graduate of Furman University and a certified public accountant. The Board of Directors believes that Ms. Hollar’s experience with the turnaround at Yadkin, as well as her financial management experience, makes her well qualified to lead the recapitalized Company and Bank as a director and Chief Executive Officer.

James C. Nesbitt, 68, has been nominated by the Board of Directors to serve as a director of the Company and the Bank. Mr. Nesbitt brings extensive business expertise to the Company from his 25 years of experience as an audit partner in the national accounting firm, BDO USA, where he served from June 1990-June 2014. During his career, Mr. Nesbitt has worked with financial institutions, among other industries, including by serving as lead auditor of several publicly traded bank holding companies. In addition to his experience at BDO USA, Mr. Nesbitt has served as a director and audit committee chairman of Revere Bank, a community bank in Laurel, Maryland since July 2014. Mr. Nesbitt holds a Bachelor of Science in Finance from Babson College. The Board of Directors believes that his accounting background and experience with a similar sized community bank provides him with valuable insight in assisting the Company as it attempts to restore the Bank to financial health and profitability.

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John T. Pietrzak, 44, has served as a director of the Company and the Bank since May 2016. Mr. Pietrzak has served as a Managing Principal of Castle Creek Capital, an alternative asset management firm focused on the financial services industry and specifically on community banks, since May 2005, and will serve on the Company’s and the Bank’s Board of Directors as the director representative for Castle Creek Capital Partners VI, LP (“Castle Creek”) under the side letter agreement entered into between the Company and Castle Creek dated April 11, 2016, which provides that Castle Creek is entitled to have one representative appointed to the Company’s Board of Directors for so long as it, together with its respective affiliates, owns, in the aggregate, 5% or more of all of the outstanding shares of common stock or 50% or more of its purchased shares. Mr. Pietrzak has worked with a multitude of community banks similar to the Bank and currently serves as a director of Origin Bancorp, Inc. Mr. Pietrzak is also a former board member of West Coast Bancorp and its wholly-owned subsidiary, West Coast Bank; Square 1 Financial, its wholly-owned subsidiary Square 1 Bank; and Intermountain Community Bancorp and its wholly-owned subsidiary, Panhandle State Bank. Mr. Pietrzak holds a Bachelor of Science in Accounting from Indiana University and an M.B.A. from The Wharton School at the University of Pennsylvania and is a CFA charter holder. The Board of Directors believes Mr. Pietrzak’s experience with similar banks provides him with valuable insight in assisting the Company with both strategic and operational matters.

The Board unanimously recommends a vote FOR each of these nominees.

Set forth below is also information about the Company’s and the Bank’s other continuing director, D. Singleton Bailey. Mr. Bailey was elected by the shareholders at the 2015 annual shareholders’ meeting to serve a three-year term expiring at the 2018 annual shareholders’ meeting. Although the Board of Directors has submitted a proposal for shareholder approval to eliminate the classified board structure, Mr. Bailey will not be up for re-election until the expiration of his current term at the 2018 annual shareholders’ meeting.

D. Singleton Bailey, 65, has served as a director of the Company since its formation in 1999 and of the Bank since 1987. Mr. Bailey currently serves as the Secretary of the Board of Directors of the Company and the Bank. Mr. Bailey has been the President of Loris Drug Store, Inc., located in Loris, South Carolina since 1988. He received a B.A. degree in Sociology from Wofford College in 1972. Mr. Bailey’s business and personal experience in certain of the communities that the Bank serves provides him with a useful appreciation of markets that we serve.

Other than Jan H. Hollar, Chief Executive Officer of the Company and the Bank, whose information appears above in the list of directors, information regarding each of our executive officers is listed below:

W. Jack McElveen, Jr., 53, is the Chief Credit Officer of the Bank, a position he has held since February 2016. Mr. McElveen has over 30 years of experience in the financial services industry. During his career, Mr. McElveen has worked with both national and community banks in the Carolinas, and he has extensive operational experience covering all aspects of credit and administration services, including experience with managing a troubled bank’s loan portfolio and efficiently addressing a concentration of nonperforming assets. Most notably, Mr. McElveen previously served as Chief Credit Officer of the $1.1 billion asset The Palmetto Bank in Greenville, South Carolina from July 2009 to August 2015. In addition to his experience at The Palmetto Bank, Mr. McElveen has served as Director of Loan Review at Community Resource Bank in Columbia, South Carolina, and served as the Chief Credit Officer of Carolina National Bank in Columbia, South Carolina. He is a 1984 graduate of Clemson University with a B.S. in Financial Management.

Ron L. Paige, 60, is the Executive Vice President – Myrtle Beach Region of the Bank and has served as an executive officer of the Bank since 2008. He has over 38 years of experience in the banking industry. He began his banking career in 1976 with Southern National Bank in Charlotte, North Carolina and eventually served as Senior Vice President and City Executive Officer in Myrtle Beach, South Carolina. Mr. Paige most recently served as Regional Executive Officer of RBC Centura in Myrtle Beach, South Carolina. He has been in banking in Myrtle Beach, South Carolina since 1991. Mr. Paige attended Central Piedmont Community College and is a 1981 graduate of the North Carolina Bankers School.

J. Rick Patterson, 58, is the Executive Vice President and Chief Operating Officer of the Bank, a position he has held since May 2016. Mr. Patterson has over 36 years of experience in the financial services industry. During his career, Mr. Patterson has worked with both national and community banks in the Carolinas, and he has extensive operational experience covering all aspects of consumer and commercial banking, including experience with managing a troubled bank’s operations. Most notably, Mr. Patterson served as Chief Banking Officer of Yadkin Bank in Statesville, North Carolina from August 2011 to July 2014, when Yadkin Bank, and its holding company, Yadkin Financial Corporation, merged with VantageSouth Bancshares, Inc. and Piedmont Community Bank Holdings, Inc. In addition to his experience at Yadkin Bank, Mr. Patterson served as South Carolina community banking director at Wachovia Bank in from 2003-2008. He graduated from Wofford College in 1980 and the Graduate School of Banking at Louisiana State University in 1992.

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PROPOSAL NO. 3:

APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO

AUTHORIZE A CLASS OF NON-VOTING COMMON STOCK

The Proposed Amendment

Our Board of Directors has approved an amendment to our Articles of Incorporation to authorize up to 150,000,000 shares of non-voting common stock, as described below, and is hereby soliciting shareholder approval for the amendment. The following is a discussion of all material terms of the proposed amendment.

If approved by our shareholders, the Articles of Amendment to the Articles of Incorporation, which are set forth in Appendix B to this proxy statement, would permit the conversion of our Series A preferred stock issued in our 2016 private placement into shares of non-voting common stock, as described below.

The 2016 Private Placement

As previously disclosed, on March 2, 2016, we entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Castle Creek and certain other institutional and accredited investors, pursuant to which the investors agreed to invest in a private placement transaction an aggregate of $45 million in the Company for newly issued shares of voting common stock of the Company at a purchase price of $0.10 per share and newly issued shares of a new series of convertible perpetual non-voting preferred stock, Series A, par value $0.01 per share (the “Series A preferred stock”), at a purchase price of $10.00 per share. On April 11, 2016, following the satisfaction of all closing conditions, including the receipt of all necessary regulatory approvals, we consummated the private placement transaction, pursuant to which we issued to the investors 359,468,443 shares of our voting common stock at $0.10 per share and 905,315.57 shares of our Series A preferred stock at $10.00 per share. We used the net proceeds from the private placement to repurchase our outstanding Series T preferred stock, trust preferred securities, and subordinated debt notes, and to recapitalize the Bank, to support its operations and increase its capital ratios to meet the higher minimum capital ratios required under the terms of the consent order between the Bank, the FDIC, and the South Carolina Board of Financial Institutions.

Reasons for the Proposed Amendment

The primary purpose of this proposed amendment is to satisfy our obligations under the Stock Purchase Agreement. Due to restrictions on the percentage of voting securities that could be held by several investors in the private placement under applicable regulations and guidance from the Board of Governors of the Federal Reserve System (the “Federal Reserve”), in order to raise the amount of capital necessary to accomplish the goals of the private placement, the Board of Directors determined to offer non-voting securities to the investors. Because our Articles of Incorporation do not currently authorize the issuance of non-voting common stock, our Board of Directors approved the creation and issuance of the Series A preferred stock, with such rights preferences and privileges as approved by our Board of Directors, out of our authorized and unissued preferred stock. As previously disclosed, on April 1, 2016, we filed with the South Carolina Secretary of State Articles of Amendment to the Articles of Incorporation to designate 905,315.57 shares of our authorized but unissued preferred stock as shares of Series A preferred stock. Pursuant to the terms of the Series A preferred stock, each share of Series A preferred stock will, among other things, automatically convert into 100 shares of non-voting common stock effective as of the close of business on the date that we obtain shareholder approval for and file an amendment to the Articles of Incorporation to authorize the non-voting common stock. Therefore, shareholder authorization of the non-voting common stock is required in order to permit the full conversion of the outstanding Series A preferred stock.

Potential Effects of the Proposed Amendment

If the authorization of the non-voting common stock is approved by our shareholders, then following the close of business on the date that we file the Articles of Amendment to the Articles of Incorporation for the non-voting common stock (which we anticipate will be the date of the annual meeting), which are set forth in Appendix B to this proxy statement, each outstanding share of Series A preferred stock will automatically convert into 100 shares of non-voting common stock, which equals to a total of 90,531,557 shares of non-voting common stock issuable upon full conversion of the Series A preferred stock issued at the closing of the private placement. Upon such conversion, all shares of Series A preferred stock will cease to exist and will resume the status of authorized and unissued shares of our preferred stock, and all other rights of the holders of such Series A preferred stock will terminate.

The non-voting common stock will rank pari passu with our voting common stock with respect to the payment of dividends or distributions. Accordingly, the holders of record of non-voting common stock will be entitled to receive as, when, and if declared by the Board of Directors, dividends in the same per share amount as paid on our voting common stock, and no dividends will be payable on our voting common stock or any other class or series of capital stock ranking with respect to dividends pari passu with our voting common stock unless a dividend identical to that paid on our voting common stock is payable at the same time on the non-voting common stock in an amount per share of non-voting common stock equal to the product of (i) the per share dividend declared and paid in respect of each share of voting common stock and (ii) the number of shares of voting common stock into which such share of non-voting common stock is then convertible (without regard to any limitations on conversion of the non-voting common stock); provided, however, that if a stock dividend is declared on voting common stock payable solely in voting common stock, the holders of non-voting common stock will be entitled to a stock dividend payable solely in shares of non-voting common stock. In the event that the Board of Directors does not declare or pay any dividends with respect to shares of voting common stock, then the holders of non-voting common stock will have no right to receive any dividends. The holders of non-voting common stock will not have any voting rights, except as may otherwise from time to time be required by law.

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Holders of the non-voting common stock will be permitted to convert, or upon the written request of the Company will convert, shares of non-voting common stock into shares of our voting common stock at any time or from time to time, provided that upon such conversion the holder, together with all affiliates of the holder, will not own or control in the aggregate more than 9.9% of our voting common stock (or of any class of our voting securities), excluding for the purpose of this calculation any reduction in ownership resulting from transfers by such holder of voting securities (which, for the avoidance of doubt, does not include non-voting common stock). In any such conversion, each share of non-voting common stock will convert initially into one share of voting common stock, subject to adjustment as provided in the Articles of Amendment to the Articles of Incorporation, which are attached to this proxy statement as Appendix B.

Each share of non-voting common stock will automatically convert into one share of voting common stock, without any further action on the part of any holder, subject to adjustment as provided in the terms of the non-voting common stock set forth in the Articles of Amendment to the Articles of Incorporation, which are attached to this proxy statement as Appendix B, on the date a holder of non-voting common stock transfers any shares of non-voting common stock to a non-affiliate of the holder in a transfer (i) to the Company; (ii) in a widely distributed public offering of voting common stock or non-voting common stock; (iii) that is part of an offering that is not a widely distributed public offering of voting common stock or non-voting common stock but is one in which no one transferee (or group of associated transferees) acquires the rights to receive 2% or more of any class of the voting securities of the Company then outstanding (including pursuant to a related series of transfers); (iv) that is part of a transfer of voting common stock or non-voting common stock to an underwriter for the purpose of conducting a widely distributed public offering; (v) to a transferee that controls more than 50% of the voting securities of the Company without giving effect to such transfer; or (vi) that is part of a transaction approved by the Federal Reserve.

The converted shares of voting common stock would have the same rights and privileges as the shares of our voting common stock currently issued and outstanding, including the right to cast one vote per share and to participate in dividends when and to the extent declared and paid. Due to the fact that any issuance of additional shares of voting common stock would increase the total number of shares of voting common stock outstanding, as a result of the approval of the authorization of the non-voting common stock, existing holders of voting common stock as a class will experience dilution in their percentage ownership, voting power and earnings per share.

Our Board of Directors can determine whether, when and on what terms the issuance of shares of non-voting common stock may be warranted in connection with any future actions. As a consequence, if the authorization of the non-voting common stock is approved by our shareholders, the increased number of authorized shares of non-voting common stock would be available for issuance without further action by our shareholders, subject to applicable law or regulation.

Potential Effects of the Proposed Amendment on our Voting Common Stock Shareholders

If the authorization of the non-voting common stock is approved by our shareholders, then following the filing of the Articles of Amendment to the Articles of Incorporation for the non-voting common stock, each outstanding share of Series A preferred stock will automatically convert into 100 shares of non-voting common stock, which equals a total of 90,531,557 shares of non-voting common stock issuable upon full conversion of the Series A preferred stock issued at the closing of the private placement.

If the authorization of the non-voting common stock is approved by our shareholders, shares of voting common stock will subsequently become issuable upon conversion in full of the estimated 90,531,557 shares of non-voting common stock once certain transfers are made in accordance with the terms of the non-voting common stock as described above. The converted shares of voting common stock would have the same rights and privileges as the shares of our voting common stock currently issued and outstanding, including the right to cast one vote per share and to participate in dividends when and to the extent declared and paid. Due to the fact that any issuance of additional shares of voting common stock would increase the total number of shares of voting common stock outstanding, as a result of the approval of the authorization of the non-voting common stock, existing holders of voting common stock as a class will experience dilution in their percentage ownership, voting power and earnings per share.

Potential Effects if the Proposed Amendment is Not Approved

If we do not receive shareholder approval for the authorization of the non-voting common stock, then each share of Series A preferred stock outstanding will automatically convert into 100 shares of voting common stock upon a “permissible transfer” of such shares of Series A preferred stock to a non-affiliate of such holder or may be converted into 100 shares of voting common stock at any time, provided that upon such conversion, the holder and its affiliates will not own more than 9.9% of the Company’s voting securities. A “permissible transfer” is a transfer by the holder of Series A preferred stock (i) to the Company; (ii) in a widely distributed public offering of voting common stock or Series A preferred stock; (iii) that is part of an offering that is not a widely distributed public offering of voting common stock or Series A preferred stock but is one in which no one transferee acquires the rights to receive 2% or more of any class of voting securities; (iv) that is part of a transfer of voting common stock or Series A preferred stock to an underwriter for the purpose of conducting a widely distributed public offering; (v) to a transferee that controls more than 50% of the voting securities of the Company without giving effect to such transfer; or (vi) that is part of a transaction approved by the Federal Reserve.

Holders of the Series A preferred stock will be entitled to receive dividends when, as, and if declared by our Board of Directors, in the same per share amount as paid on the number of shares of common stock with respect to the number of shares of common stock into which the shares of Series A preferred stock would be converted in accordance with the terms of the Series A preferred stock, and no dividends would be payable on the common stock unless a dividend identical to that paid on the common stock is payable at the same time on the Series A preferred stock on an as-converted basis. Holders of our Series A preferred stock have no voting rights except as may be required by law.

Vote Required to Approve the Amendment and Recommendation

Approval of the proposal to amend the Company’s Articles of Incorporation to authorize the non-voting common stock requires the affirmative vote of holders of two-thirds of the shares of common stock entitled to vote as of the record date.

The Board of Directors recommends you vote “FOR” the amendment to the Company’s Articles of Incorporation to authorize the non-voting common stock.

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PROPOSAL NO. 4:

APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO

EFFECT A ONE-FOR-100 REVERSE STOCK SPLIT OF THE VOTING COMMON STOCK AND NON-VOTING COMMON STOCK

The Reverse Stock Split Proposal

On May 26, 2016, the Board of Directors adopted resolutions: (i) declaring that an amendment to the Company’s Articles of Incorporation to effect a one-for-100 reverse stock split of our voting common stock and, assuming we receive shareholder approval to authorize non-voting common stock, our non-voting common stock (the “Reverse Stock Split”), as described below, was advisable and in the best interests of the Company and its shareholders and (ii) directing that a proposal to approve the Reverse Stock Split be submitted to the Company’s shareholders for their approval at the annual meeting (the “Reverse Stock Split Proposal”).

If the Reverse Stock Split Proposal is approved by our shareholders, the Board of Directors will be granted discretionary authority to amend the Company’s Articles of Incorporation to effect the Reverse Stock Split at an exact exchange ratio of one for 100. The Reverse Stock Split will not reduce the number of our authorized shares of voting common stock and non-voting common stock.

The Board of Directors’ decision whether or not (and when) to effect the Reverse Stock Split will be based on a number of factors, including the market price and liquidity of our voting common stock prior to implementing the Reverse Stock Split. The text of the proposed amendment to our Articles of Incorporation to effect the Reverse Stock Split is attached to this proxy statement as Appendix C.

Background and Reasons for the Reverse Stock Split Proposal

The Board of Directors is submitting the Reverse Stock Split Proposal to our shareholders for approval with the primary intent of increasing the market price of our voting common stock. If approved by the shareholders and implemented by the Board of Directors, the Reverse Stock Split should also enhance liquidity. Accordingly, we believe that providing the Board of Directors with the ability to effect the Reverse Stock Split is in the Company’s and our shareholders’ best interests.

We believe that the Reverse Stock Split, if implemented, will make our voting common stock more attractive to a broader range of institutional and other investors, as we believe that the current market price of our voting common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of voting common stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that, if approved and implemented by our Board of Directors, the Reverse Stock Split will make our voting common stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our voting common stock.

Reducing the number of outstanding shares of our voting common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our voting common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our voting common stock. As a result, there can be no assurance that the Reverse Stock Split, if implemented, will result in the intended benefits described above, that the market price of our voting common stock will increase following the Reverse Stock Split or that the market price of our voting common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our voting common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our voting common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our voting common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

	Voting Common Stock
	Before the reverse split	After the reverse split
Authorized	500,000,000	500,000,000
Issued and outstanding (1)	363,314,783	3,633,147.83
Reserved for issuance	90,531,557	905,315.57
Authorized but unissued	46,153,660	495,461,536.60

(1)   As of Record Date.

	Non-Voting Common Stock (1)
	Before the reverse split	After the reverse split
Authorized	150,000,000	150,000,000
Issued and outstanding (2)	90,531,557	905,315.57
Reserved for issuance	—	—
Authorized but unissued	59,468,443	149,094,684.43

(1)	Assumes that we receive shareholder approval to authorize the non-voting common stock.
(2)	If the authorization of the non-voting common stock is approved by our shareholders, then following the close of business on the date that we file the Articles of Amendment for the non-voting common stock (which we anticipate will be the date of the annual meeting), each share of Series A preferred stock outstanding will automatically convert into 100 shares of non-voting common stock, which equals to a total of 90,531,557 shares of non-voting common stock issuable upon full conversion of the Series A preferred stock issued at the closing of the private placement. This table assumes that all outstanding shares of Series A preferred stock have been converted into non-voting common stock upon the receipt of shareholder approval and the filing of the Articles of Amendment for the non-voting common stock.

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General. If the Reverse Stock Split is approved by the shareholders and the Board of Directors determines to effectuate the Reverse Stock Split, then the number of shares of our voting common stock that would be outstanding immediately after the Reverse Stock Split, based on 363,314,783 shares of voting common stock issued and outstanding as of the Record Date, would be 3,633,147.83 shares, and the number of shares of our non-voting common stock that would be outstanding immediately after the Reverse Stock Split, based on 90,531,557 shares of non-voting common stock issued and outstanding assuming all outstanding shares of Series A preferred stock have been converted into non-voting common stock, would be 905,315.57 shares.

Effect on Authorized but Unissued Shares of Common Stock, Non-Voting Common Stock and Preferred Stock. Currently, we are authorized to issue up to a total of 500,000,000 shares of voting common stock and 5,000,000 shares of preferred stock. If we receive shareholder approval at the annual meeting to authorize the non-voting common stock, we will be authorized to issue up to a total of 150,000,000 shares of non-voting common stock. The Reverse Stock Split will not reduce the number of our authorized shares of voting common stock nor, assuming we receive shareholder approval to authorize the non-voting common stock, reduce the number of our authorized shares of non-voting common stock. If the Reverse Stock Split is approved by the shareholders and the Board of Directors determines to effectuate the Reverse Stock Split, then we will still be authorized to issue 500,000,000 shares of voting common stock and, assuming we receive shareholder approval to authorize the non-voting common stock, 150,000,000 shares of non-voting common stock on a post-Reverse Stock Split basis. Our authorized shares of preferred stock will also remain the same.

The Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of our voting common stock and non-voting common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Effect on Options, Warrants and Other Securities. All outstanding options, warrants and other securities entitling their holders to purchase shares of our voting common stock would be adjusted as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, the conversion ratio for each instrument would be reduced, and the exercise price, if applicable, would be increased, in accordance with the terms of each instrument and based on an exchange ratio of one for one hundred.

Risks Associated with the Reverse Stock Split

While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. In addition, other factors such as the extent of analyst coverage may impact both institutional awareness of and interest in us. As a result, the trading liquidity of the voting common stock may not necessarily improve.

If the Reverse Stock Split is implemented and the market price of our voting common stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. However, the market price of the voting common stock will also be based on our financial performance and other factors, which are unrelated to the number of shares of voting common stock outstanding. Furthermore, the reduction in the number of shares available in the public market after the Reverse Stock Split could cause the trading market for our voting common stock to become less liquid.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our shareholders, would become effective upon the filing (the “Effective Time”) of Articles of Amendment to our Articles of Incorporation with the Secretary of the State of South Carolina. The exact timing of the filing of the Articles of Amendment is in the Board of Director’s discretion to be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our shareholders. The Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to the filing of the Articles of Amendment, the Board, in its sole discretion, determines that it is not in our best interest and the best interests of our shareholders to effect the Reverse Stock Split.

After the Effective Time, each of our voting common stock and non-voting common stock will have a new CUSIP number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

After the Effective Time, we will continue to be subject to periodic reporting and other requirements of the Securities Exchange Act of 1934.

Discretionary Authority of Board of Directors to Abandon Reverse Stock Split

The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by the shareholders at any time before the effectiveness of the filing with the South Carolina Secretary of State of Articles of Amendment to the Articles of Incorporation if the Board, in its sole discretion, determines that it is not in our best interest and the best interests of our shareholders to effect the Reverse Stock Split, even if the Reverse Stock Split has been authorized by the shareholders at the Annual Meeting. By voting in favor of the Reverse Stock Split, you are expressly also authorizing the Board to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide.

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Beneficial Owners of Common Stock and Shareholders Who Hold Shares in Street Name

If the Reverse Stock Split is implemented, we intend to treat shares held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our voting common stock or non-voting common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split and making payment for fractional shares. Shareholders who hold shares of our voting common stock or non-voting common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Holders of Certificated Shares of Common Stock

If the Reverse Stock Split is approved by the shareholders and the Board of Directors determines to effectuate the Reverse Stock Split, the shareholders holding shares of our voting common stock and non-voting common stock in certificated form will be sent a transmittal letter by the Company’s transfer agent after the effectuation of the Reverse Stock Split. The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of our voting common stock and non-voting common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split voting common stock and non-voting common stock (the “New Certificates”). No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No shareholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Shareholders will then receive a New Certificate representing the number of whole shares of voting common stock and non-voting common stock to which they are entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and to only represent the number of whole shares of post-Reverse Stock Split voting common stock and non-voting common stock to which these shareholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate(s) will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

Fractional shares will be issued in connection with the Reverse Stock Split (calculated to six decimal places). The fractional shares shall entitle the holder, in proportion to such holder’s fractional shares, exercise the rights of a shareholder, including the right to vote, to receive dividends, and to participate in the assets of the company upon liquidation. All of such shares will be issued in New Certificates as described above.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, the Reverse Stock Split is not intended to be, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934.

Accounting Matters

The proposed amendment to our Articles of Incorporation will not affect the par value of our voting common stock, which will remain $0.01 per share, or our non-voting common stock, which will remain at $0.01 per share. As a result, as of the Effective Time of the Reverse Stock Split, the stated capital attributable to voting common stock and non-voting common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss would be higher because there will be fewer shares of voting common stock and non-voting common stock outstanding.

Certain Federal Income Tax Consequences of a Reverse Stock Split

The following summary describes certain material United States federal income tax consequences of a reverse stock split to holders of our voting common stock and non-voting common stock. References to “common stock” below include both our voting common stock and our non-voting common stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to United States federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under United States federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, United States expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

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This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (“IRC”), United States Treasury regulations, administrative rulings and judicial authority, all as in effect as of May 31, 2016. Subsequent developments in United States federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the United States federal income tax consequences of the reverse stock split.

EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

If a partnership (or other entity classified as a partnership for United States federal income tax purposes) is the beneficial owner of our common stock, the United States federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the United States federal income tax consequences of a reverse stock split.

United States Holders

A reverse stock split should be treated as a recapitalization for United States federal income tax purposes. Therefore, except as described below with respect to cash in lieu of fractional shares, no gain or loss will be recognized upon a reverse stock split. Accordingly, the aggregate tax basis in the common stock received pursuant to a reverse stock split would equal the aggregate tax basis in the common stock surrendered (excluding the portion of the tax basis that is allocable to any fractional share), and the holding period for the common stock received should include the holding period for the common stock surrendered.

Although we do not intend to pay cash in lieu of any fractional shares, a United States holder who receives cash in lieu of a fractional share of our common stock pursuant to a reverse stock split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the United States holder’s tax basis in the shares of our common stock surrendered that is allocated to such fractional share of our common stock. Such capital gain or loss should be long-term capital gain or loss if the United States holder’s holding period for our common stock surrendered exceeded one year at the Effective Time. The deductibility of net capital losses by individuals and corporations is subject to limitations.

United States Information Reporting and Backup Withholding. Although we do not intend to pay cash in lieu of any fractional shares, information returns generally would be required to be filed with the Internal Revenue Service (“IRS”) with respect to the receipt of cash in lieu of a fractional share of our common stock pursuant to a reverse stock split in the case of certain United States holders. In addition, United States holders may be subject to a backup withholding tax on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the United States holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Non-United States Holders

The discussion in this section is addressed to “non-United States holders.” A non-United States holder is a beneficial owner of our common stock who is a foreign corporation or a non-resident alien individual.

Generally, non-United States holders will not recognize any gain or loss upon a reverse stock split. In particular, gain or loss will not be recognized with respect to cash received in lieu of a fractional share provided that (a) such gain or loss is not effectively connected with the conduct of a trade or business in the United States (or, if certain income tax treaties apply, is not attributable to a non-United States holder’s permanent establishment in the United States), (b) with respect to non-United States holders who are individuals, such non- United States holders are present in the United States for less than 183 days in the taxable year of the reverse stock split and other conditions are met, and (c) such non-United States holders comply with certain certification requirements.

United States Information Reporting and Backup Withholding Tax. In general, backup withholding and information reporting will not apply to payment of cash in lieu of a fractional share of our common stock to a non-United States holder pursuant to a reverse stock split if the non-United States holder certifies under penalties of perjury that it is a non-United States holder and the applicable withholding agent does not have actual knowledge to the contrary. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the non-United States holder’s United States federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. In certain circumstances the amount of cash paid to a non-United States holder in lieu of a fractional share of our common stock, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.

No Dissenters’ Rights

Under South Carolina law and our Articles of Incorporation, holders of our common stock would not be entitled to dissenters’ rights or appraisal rights with respect to a reverse stock split.

Vote Required to Approve the Amendment and Recommendation

Approval of the proposal to amend the Company’s Articles of Incorporation to effect the Reverse Stock Split requires the affirmative vote of holders of two-thirds of the shares of common stock entitled to vote as of the Record Date.

The Board of Directors recommends you vote “FOR” the amendment to the Company’s Articles of Incorporation to effect the Reverse Stock Split.

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PROPOSAL NO. 5:

APPROVAL OF THE HCSB FINANCIAL CORPORATION 2016 EQUITY INCENTIVE PLAN

On May 26, 2016 our Board of Directors adopted, subject to shareholder approval, the HCSB Financial Corporation 2016 Equity Incentive Plan (the “Plan”) that provides for the grant of stock options, restricted stock awards, restricted stock unit awards and other equity awards to our officers, employees, directors, advisors and consultants. A total of 30,000,000 shares of voting common stock (or 300,000 post-reverse stock split shares of voting common stock) have been reserved for the issuance of awards under the Plan, with no more than 30,000,000 of which may be issued pursuant to stock options (all of which may be incentive stock options) and no more than 30,000,000 of which may be issued as restricted stock or restricted stock units, subject to the anti-dilution provisions of the Plan. The following summary of the material features of the Plan is qualified in its entirety by reference to the copy of the Plan which is attached as Appendix D to this proxy statement and is incorporated by reference into this summary.

Purpose of the Plan

We believe we have been able to attract highly qualified personnel to the Company and the Bank in part through the use of stock option grants and awards of restricted stock, and that it is desirable to have the continued ability to attract additional personnel and to return and reward exceptional performance by employees through other awards that encourage stock ownership and proprietary interest in the Company. The Board of Directors believes that the Plan provides a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company. By providing such individuals with additional incentive and reward opportunities, the Board believes that the Plan enhances the profitable growth of the Company.

Administration of the Plan

The Plan provides that it is to be administered by the Board of Directors, the Compensation Committee of the Board of Directors or any other committee appointed by the Board of Directors to administer the Plan. The Board has appointed the Compensation Committee as the administrator of the Plan until further notice is given. Any such committee may, but is not required to be, comprised of two or more “outside” directors, within the meaning of section 162(m) of the Internal Revenue Code of 1986 (the “Code”) and within the meaning of the term “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934. The Compensation Committee has sole authority, in its discretion, to determine which officers, teammates, consultants, advisors or directors will receive awards, the number of shares of common stock to be subject to each award, and the forfeiture restrictions (as defined below) for each award.

Shares Subject to the Plan

The Plan provides for awards of stock options, restricted stock and restricted stock units. The Compensation Committee is also authorized, subject to limitations under applicable law, to issue other awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of common stock, including without limitation shares awarded purely as a “bonus” and not subject to any restrictions or conditions, stock appreciation rights, performance awards, performance units, phantom stock, dividend equivalents or similar rights to purchase or acquire shares, convertible or exchangeable debt securities and other rights convertible or exchangeable into shares. However, at this time, the Plan defines only the material terms of the stock option, restricted stock and restricted stock units components and we presently intend to only utilize those components.

The Plan requires that stock options can only be issued at or above the fair market value per share on the date of grant. Stock options granted to participants under the Plan may be either incentive stock options (ISOs) under the provisions of Section 422 of the Code, or options that are not subject to the provisions of Section 422 of the Code (Nonqualified Options). Stock options entitle the recipient to purchase shares of common stock at the exercise price specified in the award agreement. The administrator at its discretion determines the number of option shares, the term of the option, the exercise price (subject to the minimum price described above), the vesting schedule and performance conditions (if any), and any other terms and conditions. In the case of 10% shareholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the common stock on the date of grant. An exception to each of these requirements may be made for options that the Company may grant in substitution for options held by employees of companies that the Company acquires. In such a case, the exercise price is adjusted to preserve the economic value of the employee’s stock option from his or her former employer.

The Compensation Committee will determine the periods during which the options will be exercisable. However, no option will be exercisable more than 10 years after the date of grant. Payment of the exercise price of any option may be made in cash or cash equivalent, as determined by the Compensation Committee, to the extent permitted by law (i) by means of any cashless exercise procedure approved by the Compensation Committee, (ii) by delivering shares of common stock already owned by the option holder, (iii) by such other method as the Compensation Committee may determine, or (iv) any combination of the foregoing.

Restricted stock consists of shares of common stock which are granted to the participant, subject to certain restrictions against disposition and certain obligations to forfeit such shares to the Company under certain circumstances. The restrictions, which may be different for each award, will be determined by the Compensation Committee in its sole discretion. Restricted stock awarded under the Plan will be represented by a book entry registered in the name of the participant. Unless otherwise provided in an agreement, the participant will have the right to receive dividends, if any, with respect to such shares of restricted stock, to vote such shares and to enjoy all other shareholder rights, except that the participant may not sell, transfer, pledge or otherwise dispose of the restricted stock until the restrictions have expired. A breach of the terms and conditions established by the Compensation Committee pursuant to an award will cause a forfeiture of the award. The Compensation Committee expects that participants generally will not be required to make any payment for common stock received pursuant to an award, except to the extent otherwise determined by the Compensation Committee or required by law.

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Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of stock. However, unlike a restricted stock award, restricted stock units are a mere promise by the Company to grant stock at a specified point in the future, and no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied.

The Compensation Committee, in its discretion, may set restrictions on awards based upon the achievement of performance goals (collectively, the “Performance Goals”) based upon any individual participant or Company criteria or metric that the Compensation Committee may determine, including, but not limited to, the attainment of specified levels of one or more of the following measures: stock price, earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization), prescribed rating, earnings per share, operating earnings per share, return on equity, return on assets or operating assets, percentage of non-performing assets, asset quality, level of classified assets, net interest margin, loan portfolio growth, efficiency ratio, deposit portfolio growth, liquidity, market share, objective customer service measures or indices, economic value added, shareholder value added, embedded value added, combined ratio, pre- or after-tax income, net income, cash flow (before or after dividends), cash flow per share (before or after dividends), gross margin, risk-based capital, revenues, revenue growth, return on capital (including return on total capital or return on invested capital), cash flow return on investment, cost control, gross profit, operating profit, cash generation, unit volume, sales, asset quality, cost saving levels, market-spending efficiency, core non-interest income or change in working capital, in each case with respect to the Company or any one or more subsidiaries, divisions, business units or business segments thereof, either in absolute terms or relative to the performance of one or more other companies (including an index covering multiple companies). Performance for any goal can be measured on an absolute basis (i.e., versus the Company’s budget or prior year result) or relative to a peer group or industry index, as well as over a one-year or multi-year period. In any event, the Compensation Committee will have the authority to adjust any Performance Goal for unusual or non-recurring events in any manner permitted under Section 162(m) of the Code.

The Compensation Committee may, in its discretion, fully vest any or all equity awards awarded to a participant under an award and, upon such vesting, all option vesting conditions or forfeiture restrictions applicable to the award will terminate. Any such action by the Compensation Committee may vary among individual participants and may vary among awards held by any individual participant. The Compensation Committee may not, however, take any such action with respect to an award that has been granted to a “covered employee,” within the meaning of Treasury Regulation Section 1.162-27(c)(2), if such award is intended to meet the exception for performance-based compensation under Section 162(m) of the Code.

At the time any award is made, the Company and the participants will enter into an equity award agreement setting forth the terms of the award and such other matters as the Compensation Committee may determine to be appropriate. The terms and provisions of the award agreements need not be identical, and the Compensation Committee may, in its sole discretion, amend an outstanding award agreement at any time in any manner that is not inconsistent with the provisions of the Plan.

Amendment and Termination of the Plan

The Board of Directors may amend or terminate the Plan, provided that shareholder approval will be required to (i) increase the total number of shares reserved for issuance under the Plan, or (ii) change the class of recipients eligible to participate in the Plan. No amendment shall adversely affect any of the rights of any holder of any award without the holder’s consent. The Compensation Committee may accept surrender of outstanding equity awards under the Plan and grant new awards in substitution for them; provided that the Compensation Committee will not exchange underwater stock options without prior shareholder approval. The Plan will terminate in any event five years after its effective date, but outstanding awards continue until they expire in accordance with their terms.

Authorized Shares

In the event of a stock dividend, stock split, reorganization, merger, recapitalization or other change affecting the common stock, the Compensation Committee will make proportionate adjustments with respect to (i) the aggregate number and kind of shares that may be issued under the Plan, (ii) the number, kind, and exercise price (or other cash or property) of shares issuable pursuant to each outstanding award made under the Plan, and (iii) the maximum number and kind of shares that may be subject to awards granted to any one individual under the Plan.

If any award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of common stock covered by an award are settled in cash in a manner that some or all of the shares covered by the award are not issued, the shares subject to such awards and the unissued shares resulting from the cash settlement shall again be available for issuance under the Plan. If any shares of common stock subject to an award are not delivered to a participant because the award is exercised through a reduction of shares subject to the award (i.e., “net exercised”), including if the tax withholding obligations relating to any award are satisfied by delivering shares of common stock (either actually or through attestation) or withholding shares of common stock relating to such award, the number of shares of common stock that are not delivered to the participant will no longer be available for issuance under the Plan.

Tax Effects of Participation in the Plan

Stock Options

There are no federal income tax consequences to the participant or to the Company on the granting of options. The federal tax consequences upon exercise will vary depending on whether the option is an incentive stock option or a nonqualified stock option.

Incentive Stock Options. When a participant exercises an incentive stock option, the participant will not at that time realize any income, and the Company will not be entitled to a deduction. However, the difference between the fair market value of the shares on the exercise date and the exercise price will be a preference item for purposes of the alternative minimum tax. The participant will recognize capital gain or loss at the time of disposition of the shares acquired through the exercise of an incentive stock option if the shares have been held for at least two years after the option was granted and one year after it was exercised. The Company will not be entitled to a tax deduction if the participant satisfies these holding period requirements. The net federal income tax effect to the holder of the incentive stock options is to defer, until the acquired shares are sold, taxation on any increase in the shares’ value from the time of grant of the option to the time of its exercise, and to tax such gain, at the time of sale, at capital gain rates rather than at ordinary income rates.

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If the holding period requirements are not met, then upon sale of the shares the participant generally recognizes as ordinary income the excess of the fair market value of the shares at the date of exercise over the exercise price stated in the award agreement. Any increase in the value of the shares subsequent to exercise is long or short-term capital gain to the participant depending on the participant’s holding period for the shares. However, if the sale is for a price less than the value of the shares on the date of exercise, the participant might recognize ordinary income only to the extent the sales price exceeded the option price. In either case, the Company is entitled to a deduction to the extent of ordinary income recognized by the participant.

Nonqualified Stock Options. Generally, when a participant exercises a nonqualified stock option, the participant recognizes income in the amount of the aggregate market price of the shares received upon exercise less the aggregate amount paid for those shares, and the Company may deduct as an expense the amount of income so recognized by the participant. The holding period of the acquired shares begins upon the exercise of the option, and the participant’s basis in the shares is equal to the market price of the acquired shares on the date of exercise.

Restricted Stock

Under the Code as presently in effect, a participant generally will not recognize any income for federal income tax purposes at the time an award of restricted stock is made, nor will the Company be entitled to a tax deduction at that time, unless the participant elects to recognize income at the time that award of restricted stock is made. If the participant does not make such election, the value of the common stock will be taxable to the participant as ordinary income in the year in which the Forfeiture Restrictions lapse with respect to such shares of stock. We have the right to deduct, in connection with all awards, any taxes required by law to be withheld and to require any payments required to enable it to satisfy our withholding obligations. We will generally be allowed an income tax deduction equal to the ordinary income recognized by the participant at the time of such recognition.

Restricted Stock Units

As with restricted stock, under the Code as presently in effect, a participant will not recognize any income for federal income tax purposes at the time an award of a restricted stock unit is made, nor will the Company be entitled to a tax deduction at that time. When the restricted stock unit is extinguished and a stock award is issued, the tax consequences for restricted stock awards (see paragraph above) will be realized. A restricted stock unit does not have voting rights or dividend rights. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Code requires a transfer of stock.

Additional Tax Matters

We may not deduct compensation of more than $1,000,000 that is paid in a taxable year to certain “covered employees” as defined in Section 162(m) of the Code. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. We anticipate that some awards under the Plan may constitute qualified performance-based compensation for purposes of Section 162(m) of the Code.

Unless otherwise determined in an award agreement, in the event of a change in control, as defined in the Plan: (i) each outstanding award will become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such award granted will lapse, and (iii) any performance conditions imposed with respect to awards will be deemed to be fully achieved. Under Section 280G of the Code, we may not deduct certain compensation payable in connection with a change of control. The acceleration of vesting of awards in conjunction with a change in control of the Company may be limited under certain circumstances thereby avoiding nondeductible payments under Section 280G.

Plan Benefits

We currently have no plans, proposals, or arrangements, written or otherwise, at this time to grant any awards under the Plan. Because no awards have been granted under the Plan as of the date of this proxy statement and all awards will be granted at the discretion of the Compensation Committee, it is not possible for us to determine and disclose the amounts of awards that may be granted to the named executive officers and the executive officers as a whole, if the Plan is approved. The maximum aggregate number of shares of common stock that may be subject to stock options, restricted stock and restricted stock units granted in any calendar year to any one participant is 30,000,000 shares.

Reasons for Authorization and Vote Required

The Plan is being submitted to the shareholders for approval pursuant to Sections 422 and 162(m) of the Code.

If a quorum is present at the annual meeting, this proposal will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal.

The Board of Directors recommends that you vote “FOR” approval of the HCSB Financial Corporation 2016 Equity Incentive Plan.

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PROPOSAL NO. 6:

NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION

OF THE NAMED EXECUTIVE OFFICERS

We are asking you to approve the compensation of the Company’s named executive officers as described under “Compensation of Directors and Executive Officers” and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure).

The Company seeks to align the interests of our named executive officers with the interests of our shareholders. Therefore, our compensation programs are designed to reward our named executive officers for the achievement of strategic and operational goals and the achievement of increased shareholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. We believe that our compensation policies and procedures are competitive and focused on performance and are strongly aligned with the long-term interest of our shareholders.

The proposal described below, commonly known as a “Say-on-Pay” proposal, gives you as a shareholder the opportunity to express your views regarding the compensation of the named executive officers by voting to approve or not approve such compensation as described in this proxy statement. This vote is advisory and will not be binding upon the Company, the Board of Directors, or the Compensation Committee. However, the Company, the Board of Directors, and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

The Board of Directors believes our compensation policies and procedures achieve this objective, and therefore recommend shareholders vote “FOR” the proposal through the following resolution:

“Resolved, that the compensation of executive officers named in the Summary Compensation Table of HCSB Financial Corporation’s Proxy Statement for the 2016 Annual Meeting of Shareholders, including the tabular and narrative compensation disclosures, is hereby approved.”

The Board of Directors unanimously recommends a vote “FOR” approval of the compensation of the named executive officers as disclosed in this proxy statement.

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PROPOSAL NO. 7:

ADVISORY, NON-BINDING VOTE ON FREQUENCY OF

APPROVAL OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

We are providing shareholders with the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently the Company should conduct an advisory Say-on-Pay vote. Shareholders may indicate whether they would prefer that the Company conduct future Say-on-Pay votes every year, every two years, or every three years. Shareholders also may abstain from casting a vote on this proposal.

The Board of Directors has determined that holding an advisory vote on executive compensation every year is the most appropriate policy for us at this time, and the Board recommends that shareholders vote for future advisory votes on executive compensation to occur every year. While our executive compensation programs are designed to promote a long-term connection between pay and performance, the Board of Directors recognizes that executive compensation disclosures are made annually. We believe that an annual advisory vote on executive compensation is consistent with our practice of seeking input and engaging in dialogue with our shareholders on corporate governance matters (including our practice of having all directors elected annually and annually providing shareholders the opportunity to ratify the Audit Committee’s selection of independent auditors) and our executive compensation philosophy, policies and practices.

This vote is advisory, which means that it is not binding on the Company, the Board of Directors, or the Compensation Committee. The Company recognizes that the shareholders may have different views as to the best approach and looks forward to hearing from the shareholders as to their preferences on the frequency of the Say-on-Pay vote. The Board of Directors and the Compensation Committee will carefully review the outcome of the frequency vote; however, when considering the frequency of future Say-on-Pay votes, the Board of Directors may decide that it is in the Company’s and the shareholders’ long-term best interest to hold a Say-on-Pay vote more or less frequently than the frequency receiving the most votes cast by our shareholders.

The proxy card provides shareholders with the opportunity to choose among four options (holding the Say-on-Pay vote every year, every two years, or every three years, or abstain from voting). Shareholders are not being asked to approve or disapprove the recommendation of the Board of Directors.

The Board of Directors unanimously recommends a vote “FOR” the preferred frequency of future advisory votes to approve the compensation of the named executive officers as disclosed in this proxy statement to be every year.

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PROPOSAL NO. 8:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Elliott Davis Decosimo, LLC as our independent registered public accounting firm for the year ending December 31, 2016. Although we are not required to seek shareholder ratification in the selection of our accountants, we believe obtaining shareholder ratification is desirable. If the shareholders do not ratify the appointment of Elliott Davis Decosimo, the Audit Committee will re-evaluate the engagement of our independent auditors. Even if the shareholders do ratify the appointment, our Audit Committee has the discretion to appoint a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of us and our shareholders. We expect that a representative of Elliott Davis Decosimo will attend the meeting and will be available to respond to appropriate questions from shareholders.

The Board unanimously recommends that shareholders vote FOR the ratification of the appointment of Elliott Davis Decosimo, LLC as our independent registered public accounting firm for the year ending December 31, 2016.

If a quorum exists, the proposal will be approved if the number of shares of common stock voted in favor of the matter exceeds the number of shares of common stock voted against the matter. Abstentions, broker non-votes, and the failure to return a signed proxy will have no effect on the outcome of the vote on this matter.

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary of Cash and Certain Other Compensation

The following table shows the compensation we paid for the years ended December 31, 2015 and 2014 to our Chief Executive Officer and the two other most highly compensated executive officers (collectively, the “named executive officers”).

Summary Compensation Table

				Stock /	Non Equity
				Option	Incentive Plan	All Other
Names and Principal Position	Year	Salary	Bonus	Awards (1)	Compensation	Compensation (2)	Total

James R. Clarkson	2015	$211,375	$—	$—	$—	$7,852	$219,227
President and Chief	2014	$211,375	$—	$—	$—	$7,140	$218,515
Executive Officer of the
Company and the Bank (3)

Glenn R. Bullard	2015	$158,072	$—	$—	$—	$1,123	$159,195
Senior Executive Vice	2014	$158,072	$—	$—	$—	$1,326	$159,398
President of the Company
and the Bank (4)

Ron L. Paige, Sr.	2015	$154,128	$—	$—	$—	$8,164	$162,292
Executive Vice President-	2014	$154,128	$—	$—	$—	$6,831	$160,959
Myrtle Beach Region

(1)	In 2004, with shareholder approval, we adopted an Omnibus Stock Ownership and Long Term Incentive Plan (the “Stock Plan”). Stock options and restricted stock awards have been granted under the Stock Plan to our named executive officers from time to time to reward performance and promote our long-term success. However, there were no stock options or restricted stock awards granted in 2015 or 2014, and each named executive officer voluntarily forfeited all of his stock options and restricted stock awards in February 2011 as a means to help us reduce expenses.
(2)	All other compensation includes premiums paid by the Bank for life, long-term disability, health and dental insurance.
(3)	As previously disclosed, in connection with the closing of the private placement, Mr. Clarkson retired as the President and Chief Executive Officer of the Company and the Bank and resigned from the Boards of Directors of the Company and the Bank effective as of April 11, 2016.
(4)	As previously disclosed, on December 31, 2015, Mr. Bullard retired from his position as the Senior Executive Vice President and Chief Credit Officer of the Company and the Bank.

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding equity awards as of December 31, 2015.

Compensation Arrangements

Consulting Agreement with James R. Clarkson

As previously disclosed, in connection with the closing of the private placement, Mr. James R. Clarkson retired as the President and Chief Executive Officer of the Company and the Bank and resigned from the Boards of Directors of the Company and the Bank effective as of April 11, 2016. On February 29, 2016, the Company and the Bank entered into a consulting and noncompete agreement (the “Consulting Agreement”) with Mr. Clarkson, pursuant to which he will serve as an consultant to the Board of Directors and the management team with respect to various aspects of the Company’s and the Bank’s business.

The Consulting Agreement became effective following the closing of the private placement and the receipt of all necessary regulatory approvals or nonobjections and was subsequently amended and restated on May 13, 2016 following the review of the Bank’s regulators. Under the Consulting Agreement, beginning on July 1, 2016, Mr. Clarkson will be entitled to a monthly consulting fee of $3,648.60, as well as for reimbursement of all reasonable business expenses. The Consulting Agreement will continue until the earlier of:(i) the first anniversary of the effective date of the Consulting Agreement; (ii) Mr. Clarkson’s death; (iii) the disability of Mr. Clarkson for a period of 90 consecutive days; (iv) Mr. Clarkson’s termination of the Consulting Agreement thereof upon two weeks’ prior written notice; or (v) the Bank’s termination of the Consulting Agreement due to Mr. Clarkson’s material breach of the Agreement, following the expiration of a 30 day cure period.

Employment Agreements

As previously disclosed, on February 29, 2016, the Company and the Bank entered into an employment agreement with Ms. Jan H. Hollar, which became effective upon the closing of the private placement, pursuant to which Ms. Hollar will serve as the Chief Executive Officer of the Company and the Bank. The employment agreement is initially for a term of three years and will thereafter be automatically extended for additional terms of one year unless either party delivers a notice of termination at least 90 days prior to the end of the term.

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Under the terms of her employment agreement, Ms. Hollar will be entitled to an annual base salary of $225,000 per year, and the Board of Directors of the Company (or an appropriate committee thereof) will review Ms. Hollar’s base salary at least annually for adjustment based on her performance. Ms. Hollar will be eligible to receive an annual cash bonus of up to 20% of her annual base salary if she achieves certain performance levels established from time to time by the Board of Directors, and she will be eligible to participate in the Company’s long-term equity incentive program and for the grant of stock options, restricted stock, and other awards thereunder or under any similar plan adopted by the Company. Additionally, Ms. Hollar will participate in the Company’s retirement, welfare, and other benefit programs and be entitled to reimbursement for travel and business expenses, as well as a monthly automobile allowance.

As previously disclosed, on May 13, 2016, the Bank entered into an employment agreement with Mr. J. Rick Patterson, pursuant to which Mr. Patterson will serve as Executive Vice President and Chief Operating Officer of the Bank. The employment agreement is initially for a term of three years and will thereafter be automatically extended for additional terms of one year unless either party delivers a notice of termination at least 90 days prior to the end of the term.

Under the terms of his employment agreement, Mr. Patterson will be entitled to an annual base salary of $200,000 per year, and the Board of Directors of the Company (or an appropriate committee thereof) will review Mr. Patterson’s base salary at least annually for adjustment based on his performance. Mr. Patterson will be eligible to receive an annual cash bonus of up to 20% of his annual base salary if he achieves certain performance levels established from time to time by the Board of Directors, and he will be eligible to participate in the Company’s long-term equity incentive program and for the grant of stock options, restricted stock, and other awards thereunder or under any similar plan adopted by the Company. Additionally, Mr. Patterson will participate in the Company’s retirement, welfare, and other benefit programs and be entitled to reimbursement for travel and business expenses, as well as a monthly automobile allowance.

Neither the Company nor the Bank has entered into any other employment agreements with any of our officers or employees.

Noncompete Agreement with Jan H. Hollar

As previously disclosed, on May 26, 2016, the Company and the Bank entered into a noncompete agreement with Jan H. Hollar, the Company’s and the Bank’s Chief Executive Officer. Under the terms of the noncompete agreement, Ms. Hollar is entitled, upon termination of her employment, to receive an amount equal to her then current monthly base salary on the last business day of each month for a period of twelve months following her termination of employment with the Company and the Bank in exchange for her agreement to abide by certain restrictive covenants regarding competition with the Company and the Bank for twelve months following her termination of employment.

Director Compensation

No compensation was paid to the directors for their service as directors in 2015.

Deferred Compensation Plan

In February 1997, the Bank established a Deferred Compensation Plan for its directors, including Mr. Clarkson, pursuant to which each director could elect to defer payment of all or a portion of his director and committee fees until the director’s termination of service from the Board of Directors. As of December 31, 2012, in order to reduce the Bank’s expense and improve its capital position, all active directors who were participants in this plan had elected to terminate their participation in this plan and thus forfeited all of their accrued benefits under this plan in the aggregate amount of $856,512.

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SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

General

The following table sets forth information known to the Company with respect to beneficial ownership of the Company’s common stock as of May 31, 2016 for (i) each director and nominee, (ii) each holder of 5% or greater of the Company’s common stock, (iii) the Company’s named executive officers, and (iv) all executive officers and directors as a group. Unless otherwise indicated, the mailing address for each beneficial owner is care of HCSB Financial Corporation, P.O. Box 218, Loris, South Carolina, 29569. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to the Company’s knowledge the persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned.

			Percentage of
	Number of	Right to	Beneficial
Name	Shares Owned (1)	Acquire	Ownership (2)
Directors and Nominees
Michael S. Addy	1,543,727	—	*
D. Singleton Bailey	2,044,413	—	*
Clay D. Brittain, III	1,514,326	—	*
James R. Clarkson(3)	34,753	—	*
Gerald R. Francis(4)	5,000,000	—	1.38%
Jan H. Hollar(5)	5,000,000	—	1.38%
James C. Nesbitt(6)	1,000,000	—	*
John T. Pietrzak(7)	35,968,163	—	9.90%

Non-Director Named Executive Officers
Glenn R. Bullard(8)	7,707	—	*
Ron L. Paige	7,189	—	*

Executive officers(9) and directors as a group (12 persons)	55,920,278	—	15.39%

Holders of 5% or Greater of Common Stock
Castle Creek Capital Partners VI, LP(10) 6051 El Tordo Rancho Santa Fe, CA 92067	35,968,163	—	9.90%
EJF Sidecar Fund, LLC – Series E(11) 2107 Wilson Boulevard, Suite 410 Arlington, VA 22201	35,968,163	—	9.90%
Mendon Capital Master Fund, Ltd.(12) 115 S. LaSalle, 34th Floor Chicago, IL 60603	35,968,163	—	9.90%
Strategic Value Investors LP(13)	30,100,000	—	8.28%
Stieven Financial Investors, L.P.(14)	18,482,392	—	5.09%
Stieven Financial Offshore Investors, Ltd.(14)	3,756,078	—	1.03%
TFO Financial Institutions Restructuring Fund III, LLC(15)	22,238,470	—	6.12%
Manulife Asset Management(16)	22,238,470	—	6.12%
Commerce Street Keefe Ventures Fund III, LP(17)	22,238,470	—	6.12%

*	Less than 1%
(1)	Includes shares for which the named person has sole voting and investment power, has shared voting and investment power with a spouse or holder in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.
(2)	The calculations are based on 363,314,783 shares of common stock outstanding on May 31, 2016.
(3)	As previously disclosed, in connection with the closing of the private placement, Mr. Clarkson retired as the President and Chief Executive Officer of the Company and the Bank and resigned from the Boards of Directors of the Company and the Bank effective as of April 11, 2016.
(4)	Mr. Francis has been nominated by the Board of Directors to serve as a director of the Company and the Bank. If elected by our shareholders, Mr. Francis will join the Boards of Directors of the Company and the Bank upon the receipt of regulatory approval.
(5)	As previously disclosed, in connection with the closing of the private placement, Ms. Hollar was appointed as Chief Executive Officer of the Company and the Bank and to the Boards of Directors of the Company and the Bank effective as of April 11, 2016.
(6)	Mr. Nesbitt has been nominated by the Board of Directors to serve as a director of the Company and the Bank. If elected by our shareholders, Mr. Nesbitt will join the Boards of Directors of the Company and the Bank upon the receipt of regulatory approval.

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(7)	As previously disclosed, Mr. Pietrzak was appointed to the Boards of Directors of the Company and the Bank effective as of May 26, 2016. Mr. Pietrzak will serve as the director representative for Castle Creek under the side letter agreement entered into between the Company and Castle Creek dated April 11, 2016, which provides that Castle Creek is entitled to have one representative appointed to the Company’s Board of Directors for so long as it, together with its respective affiliates, owns, in the aggregate, 5% or more of all of the outstanding shares of common stock or 50% or more of its purchased shares. Mr. Pietrzak may be deemed to be the beneficial owner of the 35,968,163 shares of common stock held directly by Castle Creek. Castle Creek Capital VI LLC (“CCC VI”) is the sole general partner of Castle Creek. Mr. Pietrzak shares voting and dispositive power over the 35,968,163 shares beneficially owned by Castle Creek, due to the fact that Mr. Pietrzak is a managing principal of CCC VI. Mr. Pietrzak disclaims beneficial ownership of the shares of common stock, except to the extent of Mr. Pietrzak’s pecuniary interest in Castle Creek.
(8)	As previously disclosed, Mr. Bullard retired as the Senior Executive Vice President and Chief Credit Officer of the Bank effective as of December 31, 2015.
(9)	Includes 2,550,000 shares owned by J. Rick Patterson, the Bank’s Chief Operating Officer, and 1,250,000 shares owned by W. Jack McElveen, Jr., the Bank’s Chief Credit Officer.
(10)	Information based on a Schedule 13D filed with the Securities and Exchange Commission on April 13, 2016 by Castle Creek, CCC VI, John M. Eggmeyer III, J. Mikesell Thomas, Mark G. Merlo, and Mr. Pietrzak as the “Reporting Persons.” Each of the Reporting Persons may be deemed to be the beneficial owner of the 35,968,163 shares of common stock held directly by Castle Creek. CCC VI is the sole general partner of Castle Creek. Mr. Eggemeyer, Mr. Thomas, Mr. Merlo, and Mr. Pietrzak share voting and dispositive power over the 35,968,163 shares beneficially owned by Castle Creek, due to the fact that each is a managing principal of CCC VI. CCC VI, Mr. Eggemeyer, Mr. Thomas, Mr. Merlo, and Mr. Pietrzak each disclaim beneficial ownership of the shares of common stock, except to the extent of their respective pecuniary interest in Castle Creek.
(11)	Information based on a Schedule 13G filed with the Securities and Exchange Commission on April 15, 2016 by EJF Capital LLC, Emanuel J. Friedman, and EJF Sidecar Fund, Series LLC – Series E as the “Reporting Persons.” Each of the Reporting Persons may be deemed to be the beneficial owner of the 35,968,163 shares of common stock held directly by EJF Sidecar Fund, Series LLC – Series E. EJF Capital LLC is the managing member of EJF Sidecar Fund, Series LLC – Series E, and Mr. Friedman is the controlling member of EJF Capital LLC. EJF Capital LLC, Mr. Friedman, and EJF Sidecar Fund, Series LLC – Series E share voting and dispositive power over the 35,968,163 shares beneficially owned by EJF Sidecar Fund, Series LLC – Series E. EJF Capital LLC and Mr. Friedman each disclaim beneficial ownership of the shares of common stock, except to the extent of their respective pecuniary interest in EJF Sidecar Fund, Series LLC – Series E.
(12)	Information based on a Schedule 13D filed with the Securities and Exchange Commission on April 20, 2016 by RMB Capital Management LLC (“RMB Capital”), Mendon Capital Master Fund Ltd. (“MCMF”), RMB Mendon Managers LLC (“RMB Mendon”), RMB Capital Holdings LLC (“RMB Holdings”), and Mendon Capital Advisors Corp. (“MCA”) as the “Reporting Persons.” Each of the Reporting Persons may be deemed to be the beneficial owner of the 35,968,163 shares of common stock held directly by MCMF. Each of RMB Capital, RMB Mendon, RMB Holdings and MCA is an investment advisor or management company affiliated with a group of investment funds that includes MCMF. The controlling member and manager of RMB Capital is RMB Holdings. The investment manager of MCMF is RMB Mendon. The controlling members of RMB Mendon are RMB Capital and MCA. By virtue of their affiliation with or control of MCMF, RMB Holdings, RMB Capital, MCA and RMB Mendon may be deemed to share beneficial ownership of (and voting and dispositive power with respect to) the 35,968,163 shares of common stock beneficially owned by MCMF. RMB Holdings, RMB Capital, MCA and RMB Mendon each disclaim beneficial ownership of the shares of common stock, except to the extent of their respective pecuniary interest in MCMF.
(13)

Information based on a Schedule 13G filed with the Securities and Exchange Commission on June 3, 2016 by Strategic Value Investors, LP, Ben Mackovak, Marty Adams, Umberto Fedeli and Strategic Value Bank Partners LLC as the “Reporting Persons.” Each of the Reporting Persons may be deemed to be the beneficial owner of the 30,100,000 shares of common stock held directly by Strategic Value Investors, LP. Strategic Value Bank Partners LLC is the general partner of Strategic Value Investors, LP, and Messrs. Mackovak, Adams, and Fedeli are managing members of Strategic Value Bank Partners LLC. Strategic Value Bank Partners LLC, Strategic Value Investors, LP, and Messrs. Mackovak, Adams, and Fedeli share voting and dispositive power over the 30,100,000 shares beneficially owned by Strategic Value Investors, LP. The address for this shareholder is 2000 Auburn Drive, Suite 300, Beachwood, Ohio 44122.

(14)

Stieven Capital GP, LLC is the general partner of Stieven Financial Investors, L.P., and in such capacity has voting and investment control over the shares held by this stockholder.  Stieven Capital Advisors, L.P. is the investment manager of Stieven Financial Investors, L.P and Stieven Financial Offshore Investors, Ltd., and in such capacity has voting and investment control over the shares held by both of these stockholders.  Joseph A. Stieven, Stephen L. Covington, Daniel M. Ellefson and Mark J. Ross are members of the general partner and managing directors of the investment manager, and as a result, they may each be deemed to have voting and investment control over shares held by both of these stockholders. The mailing address for these entities is 12412 Powerscourt Drive, Suite 250, St. Louis, Missouri 63131.

(15)	TFO Financial Institutions Restructuring Fund III, LLC is directly or indirectly controlled by TFO Financial Institutions Restructuring Fund III SPC, a Cayman Island segregated portfolio company. Abdulmohsin Al Omran, Adel Al Mangour, Arup Asadullah and Jon Hedley as Directors; Dragomir Kolev, as the portfolio manager of TFO Financial Institutions Restructuring Fund III SPC, which is the managing member of TFO Financial Institutions Restructuring Fund III LLC, have the voting and investment power over all shares beneficially owned by TFO Financial Institutions Restructuring Fund III. The address for this shareholder is 555 5th Avenue, 6th Floor, New York, New York 10017.
(16)

Manulife Asset Management (US) LLC is directly or indirectly controlled by Manulife Financial Corporation. Manulife Asset Management (US) LLC has sole power to dispose or to direct the disposition of the shares held by this stockholder. Through its parent-subsidiary relationship to Manulife Asset Management (US) LLC, Manulife Financial Corporation may be deemed to have beneficial ownership of these same shares. The mailing address for Manulife Asset Management (US) LLC is 197 Clarendon Street, Boston, Massachusetts 02116.

(17)	John J. Lyons, William M. Kearns, Jr. and Dory A. Wiley share voting and dispositive power over the 22,238,470 shares beneficially owned by Commerce Street Keefe Ventures Fund III, LP due to the fact that each is a managing principal of CS Keefe III GP, LP, the general partner of Commerce Street Keefe Ventures Fund III, LP. CS Keefe III GP, LP, Mr. Lyons, Mr. Kearns, and Mr. Wiley each disclaim beneficial ownership of the shares of common stock except to the extent of their respective pecuniary interest in Commerce Street Keefe Ventures Fund III, LP. The address for this shareholder is 1445 Ross Avenue, Suite 2700, Dallas, Texas 75202.

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MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the year ended December 31, 2015, the Board of Directors of the Company held 13 meetings and the Board of Directors of the Bank held 12 meetings. All of the directors of the Company and of the Bank attended at least 75% of the aggregate of such Board meetings and the meetings of each committee on which they served in 2015.

The Company has a formal policy of corporate governance principles, which sets forth that directors are expected to attend the annual meeting of shareholders of the Company. All of our directors attended the 2015 annual meeting of shareholders.

Our Board of Directors has implemented a process for shareholders of the Company to send communications to the Board of Directors. Any shareholder desiring to communicate with the Board, or with specific individual directors, may do so by writing to the Secretary of the Company, at HCSB Financial Corporation, P.O. Box 218, Loris, South Carolina, 29569. The Secretary has been instructed by the Board to promptly forward all such communications to the addressees indicated thereon.

Independence

Our Board of Directors has determined that Michael S. Addy, D. Singleton Bailey, Clay D. Brittain, III, and John T. Pietrzak are “independent” directors, based upon the independence criteria set forth in the corporate governance listing standards of The NASDAQ Stock Market, the exchange that we selected in order to determine whether our directors and committee members meet the independence criteria of a national securities exchange, as required by Item 407(a) of Regulation S-K. Assuming the election of each nominee for director, all of our directors, with the exception of Ms. Hollar, will be independent.

Audit Committee

The Board of Directors of the Company has appointed an Audit Committee. The Audit Committee has the responsibility of reviewing the Company’s financial statements, evaluating internal accounting controls, reviewing reports of regulatory agencies and the Bank’s internal auditor and determining that all audits and examinations required by law are performed. The Audit Committee reports its finding to the Board of Directors. The Audit Committee also recommends to the Board of Directors the appointment of the independent accounting firm. The Audit Committee met three times during 2015. The current members of the Audit Committee are Michael S. Addy, D. Singleton Bailey, and Clay D. Brittain, III. Each of these members is considered independent, as contemplated in the listing standards of The NASDAQ Stock Market. The Board of Directors has adopted an Audit Committee charter, which is available for review on the Bank’s web site at www.hcsbaccess.com.

None of the current members of the Audit Committee nor any other member of our Board of Directors qualifies as an “Audit Committee Financial Expert” as defined under the rules of the SEC. As a relatively small public company, it is difficult to identify potential qualified candidates that are willing to serve on our Board and otherwise meet our requirements for service. At present, we do not know if or when we will appoint a new Board member who qualifies as an Audit Committee Financial Expert.

Although none of the members of our Audit Committee qualify as “financial experts” as defined in the SEC rules, each of our Audit Committee members has made valuable contributions to the Company and its shareholders as members of the Audit Committee. The Board has determined that each member is fully qualified to monitor the performance of management, the public disclosures by the Company of its financial condition and performance, our internal accounting operations, and our independent auditors.

Report of the Audit Committee of the Board

The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information contained in the report by reference, and shall not be deemed under such acts.

The Audit Committee has reviewed and discussed with management the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16. The Audit Committee has received from the independent auditors the written disclosures and the letters required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent auditor’s independence from the Company and its management. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on SEC Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

The report of the Audit Committee included herein was prepared by its former members: Tommie W. Grainger and Gwyn G. McCutchen, D.D.S. and its current member, D. Singleton Bailey.

Compensation Committee

The Board of Directors has appointed a Compensation Committee. The Compensation Committee has a charter, which is available for review on the Bank’s web site at www.hcsbaccess.com. This committee evaluates the performance of our Chief Executive Officer and determines his compensation, including grants, awards, and bonuses under incentive compensation plans. Our Chief Executive Officer is responsible for determining the compensation of our other executive officers and the management group. The Compensation Committee administrates the Company’s stock option plans and makes recommendations to the Board of Directors as to incentive compensation plans and equity-based plans, including awards and grants with each plan. In addition, the Compensation Committee is responsible for the establishment of policies dealing with various compensation and employee benefit matters for the Company. The Compensation Committee must meet at least semiannually to discuss and evaluate employee compensation plans in light of an assessment of any risk posed to the Company from such plans. The Compensation Committee must also certify that it has reviewed the senior executive officers’ compensation arrangements to ensure that there are no incentives to take unnecessary or excessive risks that threaten the value of the Company.

The Compensation Committee currently consists of Michael S. Addy, D. Singleton Bailey, and Clay D. Brittain, III. Each of these members is considered independent, as contemplated in the listing standards of The NASDAQ Stock Market. The Compensation Committee met two times during 2015.

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Nominating Committee

The Board of Directors has appointed a Nominating Committee. The Nominating Committee has a Nominating and Corporate Governance Charter, which is available for review on the Bank’s web site at www.hcsbaccess.com. The Nominating Committee’s primary purposes are to (i) identify, screen, recruit and nominate director candidates to the Board; (ii) develop, recommend and oversee corporate governance policies of the Company; and (iii) establish and administer processes to evaluate the effectiveness of the Board, committees and management. The Nominating Committee currently consists of Michael S. Addy, D. Singleton Bailey, and Clay D. Brittain, III. Each of these members is considered independent, as contemplated in the listing standards of The NASDAQ Stock Market. The Nominating Committee met once during 2015.

Our Nominating Committee uses a variety of methods for identifying and evaluating nominees for director. The Nominating Committee regularly assesses the appropriate size of the Board of Directors, and whether any vacancies are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Board considers various potential candidates for director. Candidates may come to their attention through current members of the Board, shareholders, or other persons. These candidates are evaluated at regular or special meetings of the Board, and may be considered at any point during the year. The Company does not pay a third party to assist in identifying and evaluating candidates.

As previously disclosed, Jan H. Hollar and John T. Pietrzak were appointed to the Board of Directors on April 11, 2016 and May 26, 2016, respectively. Non-management directors recommended that the Nominating Committee nominate Ms. Hollar and Mr. Pietrzak for re-election to the Board of Directors at the annual meeting. Gerald R. Francis and James C. Nesbitt are also up for election to the Board of Directors at the annual meeting. Non-management directors recommended that the Nominating Committee nominate Messrs. Francis and Nesbitt to the Board of Directors.

Our Nominating Committee will also consider director candidates recommended by shareholders who submit nominations in accordance with our bylaws. Shareholders must deliver nominations in writing to the Secretary of the Company no later than (i) with respect to an election to be held at an annual meeting of shareholders, 90 days in advance of such meeting; and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, seven days after notice of the special meeting is given to shareholders. Each notice must set forth: (i) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (v) the consent of each nominee to serve as a director of the Company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

The Nominating Committee has not established any specific, minimum qualifications that must be met for a person to be nominated to serve as a director. In evaluating all potential candidates, the Nominating Committee uses a variety of criteria to evaluate the qualifications and skills necessary in the context of the current needs of the Board. Under these criteria, members of the Board of Directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should contribute to the diversity of the Board and have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the best interests of our shareholders. In evaluating such recommendations, the Board uses the qualifications and standards discussed above and seeks to achieve a balance of experience, skills and background on the Board of Directors.

The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, members of the Nominating Committee consider and discuss diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The Nominating Committee members generally conceptualize diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill, and other qualities or attributes that contribute to Board heterogeneity, when identifying and recommending director nominees. The Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating Committee’s goal of creating a Board of Directors that best serves the needs of the Company and the interests of its shareholders.

The Nominating Committee has performed a review of the experiences, qualifications, attributes, and skills of the Board’s current membership, including the director nominees for election to the Board of Directors and the other members of the Board, and believes that the current members of the Board, including the director nominees, as a whole possess a variety of complementary skills and characteristics, including the following:

•	successful business or professional experience;
•	various areas of expertise or experience, which are desirable to the Company’s current business, such as financial, general management practices, planning, legal, marketing, technology, banking, and financial services;

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•	personal characteristics such as character, integrity and accountability, as well as sound business judgment and personal reputation;
•	residence in the Bank’s service area;
•	willingness and ability to commit the necessary time to fully discharge the responsibilities of Board membership to the affairs of the Company;
•	leadership and consensus building skills; and
•	commitment to the success of the Company.

The Nominating Committee believes that each individual director has qualifications and skills that together as a whole create a strong and well-balanced Board.

Board Leadership Structure and Role in Risk Oversight

We are focused on the Company’s corporate governance practices and value independent Board oversight as an essential component of strong corporate performance to enhance shareholder value. Our commitment to independent oversight is demonstrated by the fact that, except for one director who is our Chief Executive Officer, all of our directors are independent. In addition, all of the members of our Board’s Audit, Compensation, and Nominating Committees are independent.

Our Board believes that it is preferable for one of our independent directors to serve as Chairman of the Board. The person our Board elected as Chairman, Mr. Addy, has been one of our directors since 2006 and is a long-time resident of our primary market area. We believe it is the Chief Executive Officer’s responsibility to run the Company and the Chairman’s responsibility to run the Board. As directors continue to have more oversight responsibility than ever before, we believe it is beneficial to have an independent Chairman whose sole job is leading the Board. In making its decision to have an independent Chairman, the Board considered the time that Ms. Hollar will be required to devote as Chief Executive Officer in the current economic environment. By having another director serve as Chairman of the Board, Ms. Hollar will be able to focus his entire energy on running the Company. This will also ensure there is no duplication of effort between the Chief Executive Officer and the Chairman. We believe this structure provides strong leadership for the Board, while also positioning the Chief Executive Officer as the leader of the Company in the eyes of our customers, employees, and other stakeholders.

Our Audit Committee is primarily responsible for overseeing the Company’s risk management processes on behalf of the full Board of Directors. The Audit Committee focuses on financial reporting risk and oversight of the internal audit process. It receives reports from management at least quarterly regarding the Company’s assessment of risks and the adequacy and effectiveness of internal control systems, as well as reviewing credit and market risk (including liquidity and interest rate risk) and operational risk (including compliance and legal risk). Strategic and reputation risk are also regularly considered by the Audit Committee. The Audit Committee also receives reports from management addressing the most serious risks impacting the day-to-day operations of the Company. Our Internal Auditor directly reports to the Audit Committee and meets with the Audit Committee on a quarterly basis in executive sessions to discuss any potential risk or control issues involving management. The Audit Committee reports regularly to the full Board of Directors, which also considers the Company’s entire risk profile. The full Board of Directors focuses on the most significant risks facing the Company and the Company’s general risk management strategy, and also ensures that risks undertaken by the Company are consistent with the Board of Directors’ approval for risk. While the Board of Directors oversees the Company’s risk management, management is responsible for the day-to-day risk management processes. We believe this division of responsibility is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

We recognize that different Board leadership structures may be appropriate for companies in different situations. We will continue to reexamine our corporate governance policies and leadership structures on an ongoing basis to ensure that they continue to meet the Company’s needs.

Code of Ethics

We expect all of our employees to conduct themselves honestly and ethically, particularly in handling actual and apparent conflicts of interest and providing full, accurate, and timely disclosure to the public.

We have adopted a Code of Ethics that is specifically applicable to our senior management and financial officers, including our principal executive officer, our principal financial officer, and our principal accounting officer and controllers. Our Code of Ethics is available for review on the Bank’s website at www.hcsbaccess.com.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Code of Ethics provides that personal interests of directors, officers and employees of the Company must not interfere with, or appear to interfere with, the interests of the Company. Directors, officers and employees of the Company may not compete with the Company or disadvantage the Company by taking for personal gain corporate opportunities or engage in any action that creates actual or apparent conflicts of interest with the Company. Any director or officer involved in a transaction with the Company or that has an interest or a relationship that reasonably could be expected to give rise to a conflict of interest must report the matter promptly to the Board of Directors, which is responsible for determining if the particular situation is acceptable.

The Company has had, and expects to have in the future, transactions in the ordinary course of the Company’s business with its directors, executive officers, principal shareholders and their related interests (collectively referred to as “related parties”). All such transactions between the Company and related parties were made in the ordinary course of the Company’s business, on substantially the same terms, including (in the case of loans) interest rates, collateral, and repayment terms, as those prevailing at the same time for other comparable transactions with persons not related to the Company, and have not involved more than normal risks of collectability or presented other unfavorable features.

The Company does not have a written policy regarding the review, approval or ratification of transactions with related parties. As transactions are reported, however, the Board of Directors considers any related party transactions on a case-by-case basis to determine whether the transaction or arrangement was undertaken in the ordinary course of business and whether the terms of the transaction are no less favorable to the Company than terms that could have been reached with an unrelated party. If any member of the Board of Directors is interested in the transaction, that member will recuse himself from the discussion and decision on the transaction.

In addition, the Bank is subject to the provisions of Section 23A of the Federal Reserve Act, which places limits on the amount of loans or extensions of credit to, or investments in, or certain other transactions with, affiliates and on the amount of advances to third parties collateralized by the securities or obligations of affiliates. The Bank is also subject to the provisions of Section 23B of the Federal Reserve Act which, among other things, prohibits an institution from engaging in certain transactions with certain affiliates unless the transactions are on terms substantially the same, or at least as favorable to such institution or its subsidiaries, as those prevailing at the time for comparable transactions with nonaffiliated companies.

The aggregate dollar amount of loans outstanding to directors and executive officers of the Bank was approximately $2.7 million at May 31, 2016.

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OTHER BUSINESS

The Board of Directors knows of no other business to be presented at the meeting. If matters other than those described herein should properly come before the meeting, the persons named in the enclosed form of proxy intend to vote at such meeting in accordance with their best judgment on such matters. If you specify a different choice on your proxy, your shares will be voted in accordance with the specifications so made.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have selected the firm of Elliott Davis Decosimo, LLC to serve as our independent auditors for the year ending December 31, 2016 subject to the ratification of this selection by our shareholders. We expect that a representative from this firm will be present and available to answer appropriate questions at the annual meeting and will have an opportunity to make a statement if he or she desires to do so.

The following table shows the fees that we paid for services performed in fiscal years ended December 31, 2015 and 2014:

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Audit Fees	$99,500	$191,000
Audit-Related Fees	18,517	38,200
Tax Fees	13,310	11,550
Total	$131,327	$240,750

Audit Fees.      This category includes the aggregate fees billed for each of the last two fiscal years for professional services rendered by Elliott Davis Decosimo, LLC for the audit of our annual financial statements and for reviews of the condensed financial statements included in our quarterly reports on Form 10-Q. The fees for 2014 include amounts for completion of the 2012 and 2013 audits which were billed in 2014.

Audit-Related Fees.      This category includes the aggregate fees billed for non-audit services, exclusive of the fees disclosed relating to audit fees, rendered by Elliott Davis Decosimo, LLC during the fiscal years ended December 31, 2015 and 2014. These services principally included the audit of the Company’s Trusteed Retirement Savings Plan (401k) and the Health and Welfare Plan, discussions related to possible capital and merger opportunities, a review of the settlement of litigation and the Company’s corresponding obligation to downstream funds to the Bank, and a review of management’s analysis of the deferred tax asset.

Tax Fees.      This category includes the aggregate fees billed for tax services rendered by Elliott Davis Decosimo, LLC during the fiscal years ended December 31, 2015 and 2014. These services include preparation of state and federal tax returns for the Company and its subsidiary and review of deferred taxes for GAAP and call reporting.

Oversight of Accountants; Approval of Accountant Fees.      Under the provisions of its charter, the Audit Committee is responsible for the retention, compensation, and oversight of the work of the independent auditors. The charter provides that the Audit Committee must pre-approve the fees paid for the audit. The Audit Committee has delegated approval of non-audit services and fees to the chairman of the Audit Committee for presentation to the full Audit Committee at the next scheduled meeting. The policy specifically prohibits certain non-audit services that are prohibited by securities laws from being provided by an independent auditor. All of the accounting services and fees reflected in the table above were reviewed and approved by the Audit Committee, and none of the services were performed by individuals who were not employees of the independent auditor.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

As required by Section 16(a) of the Securities Exchange Act of 1934, the Company’s directors, its executive officers, and certain individuals are required to report periodically their ownership of the Company’s common stock and any changes in ownership to the SEC. Based on review of Forms 3, 4, and 5 and any representations made to the Company, the Company believes that all such reports for these persons were filed in a timely fashion during 2015.

AVAILABILITY OF 2015 ANNUAL REPORT

The Company is mailing to shareholders contemporaneously with these proxy materials a copy of its Annual Report for the year ended December 31, 2015 (which includes, among other things, the Company’s financial statements for the fiscal year ended December 31, 2015). Further inquiries regarding the Annual Report should be directed to: HCSB Financial Corporation, P.O. Box 218, Loris, South Carolina, 29569, Attention: Jan H. Hollar, Chief Executive Officer.

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SHAREHOLDER PROPOSALS FOR 2017 ANNUAL MEETING OF SHAREHOLDERS

If shareholders wish a proposal to be included in the Company’s proxy statement and form of proxy relating to the 2017 annual meeting, they must deliver a written copy of their proposal to the principal executive offices of the Company no later than February 16, 2017. To ensure prompt receipt by the Company, the proposal should be sent certified mail, return receipt requested. Proposals must comply with the Company’s bylaws relating to shareholder proposals in order to be included in the Company’s proxy materials. A copy of our bylaws is available upon written request.

Any shareholder proposal to be made at an annual meeting, but which is not requested to be included in the Company’s proxy materials, must comply with the Company’s bylaws. Proposals must be delivered between 30 and 60 days prior to the annual meeting; provided, however, that if less than 31 days’ notice of the meeting is given to shareholders, the notice must be delivered within 10 days following the day on which notice of the meeting was mailed to shareholders.

June 21, 2016

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APPENDIX A

Bylaws Amendment

Section 2: Number, ~~Classification,~~ and Terms of Office of Directors. Unless otherwise provided in the Articles of Incorporation, the number of directors of the Corporation shall be that number as may be fixed from time to time by resolution of the Board of Directors, but in no event shall the number be less than five~~seven~~ or greater than 25. ~~The initial number of directors shall be fourteen.~~ The number of members of the Board of Directors can be increased or decreased within the foregoing range at any time by the Board of Directors. In addition, unless provided otherwise by resolution of the Board of Directors, if, in any case after proxy materials for an annual meeting of shareholders have been mailed to shareholders, any person named therein to be nominated at the direction of the Board of Directors becomes unable or unwilling to serve, the number of authorized directors shall be automatically reduced by a number equal to the number of such persons. The directors shall be elected at the annual meeting, and each director shall serve for a period of one year or until his or her successor shall be elected and shall qualify. ~~At any time that the Board has six or more members, unless provided otherwise by the Articles of Incorporation, the terms of office of directors will be staggered by dividing the total number of directors into three classes, with each class accounting for one-third, as near as may be, of the total. The terms of directors in the first class expire at the first annual shareholders’ meeting after their election, the terms of the second class expire at the second annual shareholders’ meeting after their election, and the terms of the third class expire at the third annual shareholders’ meeting after their election. At each annual shareholders’ meeting held thereafter, directors shall be chosen for a term of three years to succeed those whose terms expire. If the number of directors is changed, any increase or decrease shall be so apportioned among the classes as to make all classes as nearly equal in number as possible, and when the number of directors is increased and any newly created directorships are filled by the board, the terms of the additional directors shall expire at the next election of directors by the shareholders.~~  Each director, except in the case of his or her earlier death, written resignation, retirement, disqualification or removal, shall serve for the duration of his or her term and thereafter until his or her successor shall have been elected and qualified.

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APPENDIX B

Non-Voting Common Stock Articles of Amendment

ARTICLE THREE

CAPITALIZATION

The Corporation shall have the authority, exercisable by its board of directors (“Board of Directors”), to issue up to 500,000,000 shares of voting common stock, par value $.01 per share (the “Voting Common Stock”), 150,000,000 shares of non-voting common stock, par value $.01 per share (the “Non-Voting Common Stock”), having the powers, rights, and preferences, and the qualifications, liminations, and restrictions thereof, as set forth in Exhibit A attached hereto, and 5,000,000 shares of preferred stock, par value $.01 per share (the “Preferred Stock”).  The Board of Directors shall have the authority to specify the preferences, limitations and relative rights of each class (and of any series within a class) of Preferred Stock.  The rights and privileges of holders of Voting Common Stock and Non-Voting Common Stock are subject to any classes or series of Preferred Stock that the Corporation may issue.

(b)      The Articles of Incorporation are amended by adding the powers, rights, and preferences, and the qualifications, limitations, and restrictions thereof, of the Non-Voting Common Stock as set forth in Exhibit A attached hereto.

Exhibit A

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

HCSB FINANCIAL CORPORATION

NON-VOTING COMMON STOCK

1. Definitions.

(a) “Affiliate” has the meaning set forth in 12 C.F.R. § 225.2(a) or any successor provision.

(b) “Articles of Incorporation” means the Articles of Incorporation of the Corporation, as amended and in effect from time and time.

(c) “Board of Directors” means the board of directors of the Corporation.

(d) A “business day” means any day other than a Saturday or a Sunday or a day on which banks in the South Carolina are authorized or required by law, executive order or regulation to close.

(e) “Certificate” means a certificate representing one (1) or more shares of Non-Voting Common Stock.

(f) “Common Stock” means the voting common stock of the Corporation, $0.01 par value per share.

(g) “Conversion” has the meaning set forth in Section 5.

(h) “Conversion Date” means the date that a share of Non-Voting Common Stock is converted into Common Stock in accordance with Section 5.

(i) “Corporation” means HCSB Financial Corporation, a South Carolina corporation.

(j) “Dividends” has the meaning set forth in Section 3.

(k) “Exchange Agent” means Broadridge Financial Services, Inc. solely in its capacity as transfer and exchange agent for the Corporation, or any successor transfer and exchange agent for the Corporation.

(l) “Liquidation Distribution” has the meaning set forth in Section 4.

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(m) “Mandatory Conversion Date” means, with respect to shares of Series A Preferred Stock of any and all holders thereof, the Shareholder Approval Date.

(n) “Non-Voting Common Stock” has the meaning set forth in Section 2.

(o) “Permissible Transfer” means a transfer by the holder of Non-Voting Common Stock (i) to the Corporation; (ii) in a widely distributed public offering of Common Stock or Non-Voting Common Stock; (iii) that is part of an offering that is not a widely distributed public offering of Common Stock or Non-Voting Common Stock but is one in which no one transferee (or group of associated transferees) acquires the rights to receive two percent (2%) or more of any class of the Voting Securities of the Corporation then outstanding (including pursuant to a related series of transfers); (iv) that is part of a transfer of Common Stock or Non-Voting Common Stock to an underwriter for the purpose of conducting a widely distributed public offering; (v) to a transferee that controls more than 50 percent (50%) of the Voting Securities of the Corporation without giving effect to such transfer; or (vi) that is part of a transaction approved by the Board of Governors of the Federal Reserve System (the “Federal Reserve”).

(p) “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, or any other form of entity not specifically listed herein.

(q) “Series A Preferred Stock” means the series of shares of preferred stock of the Corporation designated as “Series A Convertible Perpetual Preferred Stock” which were automatically converted into shares of Non-Voting Common Stock on the Mandatory Conversion Date.

(r) “Shareholder Approval Date” means the date of shareholder approval of an amendment to the Articles of Incorporation authorizing a class of Non-Voting Common Stock in an amount of shares sufficient to permit the full conversion of the Series A Preferred Stock into shares of Non-Voting Common Stock.

(s) “Voting Security” has the meaning set forth in 12 C.F.R. § 225.2(q) or any successor provision.

2. Designation; Number of Shares. The class of shares of capital stock hereby authorized shall be designated as “Non-Voting Common Stock” (the “Non-Voting Common Stock”). The number of authorized shares of the Non-Voting Common Stock shall be 150,000,000 shares. The Non-Voting Common Stock shall have $0.01 par value per share. Each share of Non-Voting Common Stock has the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption as described herein. Each share of Non-Voting Common Stock is identical in all respects to every other share of Non-Voting Common Stock.

3. Dividends. The Non-Voting Common Stock will rank pari passu with the Common Stock with respect to the payment of dividends or distributions, whether payable in cash, securities, options or other property, and with respect to issuance, grant or sale of any rights to purchase stock, warrants, securities or other property (collectively, the “Dividends”). Accordingly, the holders of record of Non-Voting Common Stock will be entitled to receive as, when, and if declared by the Board of Directors, Dividends in the same per share amount as paid on the Common Stock, and no Dividends will be payable on the Common Stock or any other class or series of capital stock ranking with respect to Dividends pari passu with the Common Stock unless a Dividend identical to that paid on the Common Stock is payable at the same time on the Non-Voting Common Stock in an amount per share of Non-Voting Common Stock equal to the product of (i) the per share Dividend declared and paid in respect of each share of Common Stock and (ii) the number of shares of Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock); provided however, that if a stock Dividend is declared on Common Stock payable solely in Common Stock, the holders of Non-Voting Common Stock will be entitled to a stock Dividend payable solely in shares of Non-Voting Common Stock. Dividends that are payable on Non-Voting Common Stock will be payable to the holders of record of Non-Voting Common Stock as they appear on the stock register of the Corporation on the applicable record date, as determined by the Board of Directors, which record date will be the same as the record date for the equivalent Dividend of the Common Stock. In the event that the Board of Directors does not declare or pay any Dividends with respect to shares of Common Stock, then the holders of Non-Voting Common Stock will have no right to receive any Dividends.

4. Liquidation.

(a) Rank. The Non-Voting Common Stock will, with respect to rights upon liquidation, winding up and dissolution, rank (i) subordinate and junior in right of payment to all other securities of the Corporation which, by their respective terms, are senior to the Non-Voting Common Stock or the Common Stock, and (ii) pari passu with the Common Stock. Not in limitation of anything contained herein, and for purposes of clarity, the Non-Voting Common Stock is subordinated to the general creditors and subordinated debt holders of the Company, and the depositors of the Company’s bank subsidiaries, in any receivership, insolvency, liquidation or similar proceeding.

(b) Liquidation Distributions. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Non-Voting Common Stock will be entitled to receive, for each share of Non-Voting Common Stock, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Corporation, subject to the rights of any Persons to whom the Non-Voting Common Stock is subordinate, a distribution (“Liquidation Distribution”) equal to (i) any authorized and declared, but unpaid, Dividends with respect to such share of Non-Voting Common Stock at the time of such liquidation, dissolution or winding up, and (ii) the amount the holder of such share of Non-Voting Common Stock would receive in respect of such share if such share had been converted into shares of Common Stock at the then applicable conversion rate at the time of such liquidation, dissolution or winding up (assuming the conversion of all shares of Non-Voting Common Stock at such time, without regard to any limitations on conversion of the Non-Voting Common Stock). All Liquidating Distributions to the holders of the Non-Voting Common Stock and Common Stock set forth in clause (ii) above will be made pro rata to the holders thereof.

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(c) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 4, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the holders of Non-Voting Common Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or property) of all or substantially all of the assets of the Corporation, will not constitute a liquidation, dissolution or winding up of the Corporation.

5. Conversion.

(a) General.

(i) A holder of Non-Voting Common Stock shall be permitted to convert, or upon the written request of the Corporation shall convert, shares of Non-Voting Common Stock into shares of Common Stock at any time or from time to time, provided that upon such conversion the holder, together with all Affiliates of the holder, will not own or control in the aggregate more than 9.9% of the Common Stock (or of any class of Voting Securities issued by the Corporation), excluding for the purpose of this calculation any reduction in ownership resulting from transfers by such holder of Voting Securities of the Corporation (which, for the avoidance of doubt, does not include Non-Voting Common Stock). In any such conversion, each share of Non-Voting Common Stock will convert initially into one (1) share of Common Stock, subject to adjustment as provided in Section 6 below.

(ii) Each share of Non-Voting Common Stock will automatically convert into one (1) share of Common Stock, without any further action on the part of any holder, subject to adjustment as provided in Section 6 below, on the date a holder of Non-Voting Common Stock transfers any shares of Non-Voting Common Stock to a non-affiliate of the holder in a Permissible Transfer.

(iii) To effect any permitted conversion under Section 5(a)(i) or Section 5(a)(ii), the holder shall surrender the certificate or certificates evidencing such shares of Non-Voting Common Stock, duly endorsed, at the registered office of the Corporation, and provide written instructions to the Corporation as to the number of whole shares for which such conversion shall be effected, together with any appropriate documentation that may be reasonably required by the Corporation. Upon the surrender of such certificate(s), the Corporation will issue and deliver to such holder (in the case of a conversion under Section 5(a)(i)) or such holder’s transferee (in the case of a conversion under Section 5(a)(ii)) a certificate or certificates for the number of shares of Common Stock into which the Non-Voting Common Stock has been converted and, in the event that such conversion is with respect to some, but not all, of the holder’s shares of Non-Voting Common Stock, the Corporation shall deliver to such holder a certificate or certificate(s) representing the number of shares of Non-Voting Common Stock that were not converted to Common Stock.

(iv) All shares of Common Stock delivered upon conversion of the Non-Voting Common Stock shall be duly authorized, validly issued, fully paid and non- assessable, free and clear of all liens, claims, security interests, charges and other encumbrances.

(b) Reservation of Shares Issuable Upon Conversion. The Corporation will at all times reserve and keep available out of its authorized but unissued Common Stock solely for the purpose of effecting the conversion of the Non-Voting Common Stock such number of shares of Common Stock as will from time to time be sufficient to effect the conversion of all outstanding Non-Voting Common Stock; and if at any time the number of shares of authorized but unissued Common Stock will not be sufficient to effect the conversion of all then outstanding Non-Voting Common Stock, the Corporation will take such action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Stock to such number of shares as will be sufficient for such purpose.

(c) No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such actions as may be necessary or appropriate in order to protect the conversion rights of the holders of the Non-Voting Common Stock against impairment.

6. Adjustments.

(a) Combinations or Divisions of Common Stock. In the event that the Corporation at any time or from time to time will effect a division of the Common Stock into a greater number of shares (by stock split, reclassification or otherwise other than by payment of a Dividend in Common Stock or in any right to acquire the Common Stock), or in the event the outstanding Common Stock will be combined or consolidated, by reclassification, reverse stock split or otherwise, into a lesser number of shares of the Common Stock, then the dividend, liquidation, and conversion rights of each share of Non-Voting Common Stock in effect immediately prior to such event will, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate.

(b) Reclassification, Exchange or Substitution. If the Common Stock is changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a division or combination of shares provided for in 6(a) above), (1) the conversion ratio then in effect will, concurrently with the effectiveness of such transaction, be adjusted so that each share of the Non-Voting Common Stock will be convertible into, in lieu of the number of shares of Common Stock which the holders of the Non-Voting Common Stock would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equal to the product of (i) the number of shares of such other class or classes of stock that a holder of a share of Common Stock would be entitled to receive in such transaction and (ii) the number of shares of Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock) immediately before that transaction and (2) the Dividend and Liquidation Distribution rights then in effect will, concurrently with the effectiveness of such transaction, be adjusted so that each share of Non-Voting Common Stock will be entitled to a Dividend and Liquidation Distribution right, in lieu of with respect to the number of shares of Common Stock which the holders of the Non-Voting Common Stock would otherwise have been entitled to receive, with respect to a number of shares of such other class or classes of stock equal to the product of (i) the number of shares of such other class or classes of stock that a holder of a share of Common Stock would be entitled to receive in such transaction and (ii) the number of shares of Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock) immediately before that transaction.

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(c) Certificates as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 6, the Corporation at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Non-Voting Common Stock a certificate executed by the Corporation’s President (or other appropriate officer) setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation will, upon the written request at any time of any holder of Non-Voting Common Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Non-Voting Common Stock.

7. Reorganization, Mergers, Consolidations or Sales of Assets. If at any time or from time to time there will be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares otherwise provided for in Section 6) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all the Corporation’s properties and assets to any other Person, then, as a part of such reorganization, merger, consolidation or sale, provision will be made so that the holders of the Non-Voting Common Stock will thereafter be entitled to receive upon conversion of the Non-Voting Common Stock, the number of shares of stock or other securities or property of the Corporation, or of the successor company resulting from such merger or consolidation or sale, to which a holder of that number of shares of Common Stock deliverable upon conversion of the Non-Voting Common Stock would have been entitled to receive on such capital reorganization, merger, consolidation or sale (without regard to any limitations on conversion of the Non-Voting Common Stock).

8. Redemption. Except to the extent a liquidation under Section 4 may be deemed to be a redemption, the Non-Voting Common Stock will not be redeemable at the option of the Corporation or any holder of Non-Voting Common Stock at any time. Notwithstanding the foregoing, the Corporation will not be prohibited from repurchasing or otherwise acquiring shares of Non-Voting Common Stock in voluntary transactions with the holders thereof, subject to compliance with any applicable legal or regulatory requirements, including applicable regulatory capital requirements. Any shares of Non-Voting Common Stock repurchased or otherwise acquired may be reissued as additional shares of Non-Voting Common Stock.

9. Voting Rights. The holders of Non-Voting Common Stock will not have any voting rights, except as may otherwise from time to time be required by law.

10. Protective Provisions. So long as any shares of Non-Voting Common Stock are issued and outstanding, the Corporation will not (including by means of merger, consolidation or otherwise), without obtaining the approval (by vote or written consent) of the holders of a majority of the issued and outstanding shares of Non-Voting Common Stock, (i) alter or change the rights, preferences, privileges or restrictions provided for the benefit of the holders of the Non-Voting Common Stock, (ii) increase or decrease the authorized number of shares of Non-Voting Common Stock or (iii) enter into any agreement, merger or business consolidation, or engage in any other transaction, or take any action that would have the effect of changing any preference or any relative or other right provided for the benefit of the holders of the Non-Voting Common Stock. In the event that the Corporation offers to repurchase shares of Common Stock, the Corporation shall offer to repurchase shares of Non-Voting Common Stock pro rata based upon the number of shares of Common Stock such holders would be entitled to receive if such shares were converted into shares of Common Stock immediately prior to such repurchase.

11. Notices. All notices required or permitted to be given by the Corporation with respect to the Non-Voting Common Stock shall be in writing, and if delivered by first class United States mail, postage prepaid, to the holders of the Non-Voting Common Stock at their last addresses as they shall appear upon the books of the Corporation, shall be conclusively presumed to have been duly given, whether or not the holder actually receives such notice; provided, however, that failure to duly give such notice by mail, or any defect in such notice, to the holders of any stock designated for repurchase, shall not affect the validity of the proceedings for the repurchase of any other shares of Non-Voting Common Stock, or of any other matter required to be presented for the approval of the holders of the Non-Voting Common Stock.

12. Record Holders. To the fullest extent permitted by law, the Corporation will be entitled to recognize the record holder of any share of Non-Voting Common Stock as the true and lawful owner thereof for all purposes and will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other Person, whether or not it will have express or other notice thereof.

13. Term. The Non-Voting Common Stock shall have perpetual term unless converted in accordance with Section 5.

14. No Preemptive Rights. The holders of Non-Voting Common Stock are not entitled to any preemptive or preferential right to purchase or subscribe for any capital stock, obligations, warrants or other securities or rights of the Corporation, except for any such rights that may be granted by way of separate contract or agreement to one or more holders of Non-Voting Common Stock.

15. Replacement Certificates. In the event that any Certificate will have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Corporation, the posting by such Person of a bond in such amount as the Corporation may determine is necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Corporation or the Exchange Agent, as applicable, will deliver in exchange for such lost, stolen or destroyed Certificate a replacement Certificate.

16. Other Rights. The shares of Non-Voting Common Stock have no preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or rights, other than as set forth herein or as provided by applicable law.

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APPENDIX C

Reverse Stock Split Articles of Amendment

ARTICLE THREE

CAPITALIZATION

The Corporation shall have the authority, exercisable by its board of directors (“Board of Directors”), to issue up to 500,000,000 shares of voting common stock, par value $.01 per share (the “Voting Common Stock”), 150,000,000 shares of non-voting common stock, par value $.01 per share (the “Non-Voting Common Stock”), having the powers, rights, and preferences, and the qualifications, limitations, and restrictions thereof, as set forth in Exhibit A attached hereto, and 5,000,000 shares of preferred stock, par value $.01 per share (the “Preferred Stock”).  The Board of Directors shall have the authority to specify the preferences, limitations and relative rights of each class (and of any series within a class) of Preferred Stock.  The rights and privileges of holders of Voting Common Stock and Non-Voting Common Stock are subject to any classes or series of Preferred Stock that the Corporation may issue.

Upon the filing and effectiveness (the “Effective Time”) of these Articles of Amendment, each 100 shares of Voting Common Stock and Non-Voting Common Stock issued and outstanding immediately prior to the Effective Time (together, the “Old Common Stock”) (including the number of shares of common stock issuable upon exercise or conversion of all issued and outstanding options, warrants and convertible securities of every kind), shall automatically and without any further action by the Corporation or the holder thereof be combined and reclassified into one validly issued, fully paid and non-assessable share of Voting Common Stock or Non-Voting Common Stock, as applicable (together, the “New Common Stock”) (the “Reverse Stock Split”). Fractional shares of New Common Stock, both Voting and Non-Voting Common Stock, as applicable, shall be issued in connection with the Reverse Stock Split (calculated to six decimal places). The fractional shares of New Common Stock shall entitle the holder, in proportion to such holder’s fractional shares, to exercise the rights of a shareholder, including the right to vote, to receive dividends, and to participate in the assets of the Corporation upon liquidation. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified.

(b) The Articles of Incorporation are amended by adding the powers, rights, and preferences, and the qualifications, limitations, and restrictions thereof, of the Non-Voting Common Stock as set forth in Exhibit A attached hereto.

Exhibit A

CERTIFICATE OF DESIGNATIONS

OF

NON-VOTING COMMON STOCK

OF

HCSB FINANCIAL CORPORATION

NON-VOTING COMMON STOCK

1. Definitions.

(a) “Affiliate” has the meaning set forth in 12 C.F.R. § 225.2(a) or any successor provision.
(b) “Articles of Incorporation” means the Articles of Incorporation of the Corporation, as amended and in effect from time and time.
(c) “Board of Directors” means the board of directors of the Corporation.
(d) A “business day” means any day other than a Saturday or a Sunday or a day on which banks in the South Carolina are authorized or required by law, executive order or regulation to close.
(e) “Certificate” means a certificate representing one (1) or more shares of Non-Voting Common Stock.
(f) “Common Stock” means the voting common stock of the Corporation, $0.01 par value per share.
(g) “Conversion” has the meaning set forth in Section 5.
(h) “Conversion Date” means the date that a share of Non-Voting Common Stock is converted into Common Stock in accordance with Section 5.
(i) “Corporation” means HCSB Financial Corporation, a South Carolina corporation.
(j) “Dividends” has the meaning set forth in Section 3.
(k) “Exchange Agent” means Broadridge Financial Services, Inc. solely in its capacity as transfer and exchange agent for the Corporation, or any successor transfer and exchange agent for the Corporation.
(l) “Liquidation Distribution” has the meaning set forth in Section 4.
(m) “Mandatory Conversion Date” means, with respect to shares of Series A Preferred Stock of any and all holders thereof, the Shareholder Approval Date.
(n) “Non-Voting Common Stock” has the meaning set forth in Section 2.
(o) “Permissible Transfer” means a transfer by the holder of Non-Voting Common Stock (i) to the Corporation; (ii) in a widely distributed public offering of Common Stock or Non-Voting Common Stock; (iii) that is part of an offering that is not a widely distributed public offering of Common Stock or Non-Voting Common Stock but is one in which no one transferee (or group of associated transferees) acquires the rights to receive two percent (2%) or more of any class of the Voting Securities of the Corporation then outstanding (including pursuant to a related series of transfers); (iv) that is part of a transfer of Common Stock or Non-Voting Common Stock to an underwriter for the purpose of conducting a widely distributed public offering; (v) to a transferee that controls more than 50 percent (50%) of the Voting Securities of the Corporation without giving effect to such transfer; or (vi) that is part of a transaction approved by the Board of Governors of the Federal Reserve System (the “Federal Reserve”).

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(p) “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, or any other form of entity not specifically listed herein.
(q) “Series A Preferred Stock” means the series of shares of preferred stock of the Corporation designated as “Series A Convertible Perpetual Preferred Stock” which were automatically converted into shares of Non-Voting Common Stock on the Mandatory Conversion Date.
(r) “Shareholder Approval Date” means the date of shareholder approval of an amendment to the Articles of Incorporation authorizing a class of Non-Voting Common Stock in an amount of shares sufficient to permit the full conversion of the Series A Preferred Stock into shares of Non-Voting Common Stock.
(s) “Voting Security” has the meaning set forth in 12 C.F.R. § 225.2(q) or any successor provision.

2. Designation; Number of Shares. The class of shares of capital stock hereby authorized shall be designated as “Non-Voting Common Stock” (the “Non-Voting Common Stock”). The number of authorized shares of the Non-Voting Common Stock shall be 150,000,000. The Non-Voting Common Stock shall have $0.01 par value per share. Each share of Non-Voting Common Stock has the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption as described herein. Each share of Non-Voting Common Stock is identical in all respects to every other share of Non-Voting Common Stock.

3. Dividends. The Non-Voting Common Stock will rank pari passu with the Common Stock with respect to the payment of dividends or distributions, whether payable in cash, securities, options or other property, and with respect to issuance, grant or sale of any rights to purchase stock, warrants, securities or other property (collectively, the “Dividends”). Accordingly, the holders of record of Non-Voting Common Stock will be entitled to receive as, when, and if declared by the Board of Directors, Dividends in the same per share amount as paid on the Common Stock, and no Dividends will be payable on the Common Stock or any other class or series of capital stock ranking with respect to Dividends pari passu with the Common Stock unless a Dividend identical to that paid on the Common Stock is payable at the same time on the Non-Voting Common Stock in an amount per share of Non-Voting Common Stock equal to the product of (i) the per share Dividend declared and paid in respect of each share of Common Stock and (ii) the number of shares of Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock); provided however, that if a stock Dividend is declared on Common Stock payable solely in Common Stock, the holders of Non-Voting Common Stock will be entitled to a stock Dividend payable solely in shares of Non-Voting Common Stock. Dividends that are payable on Non-Voting Common Stock will be payable to the holders of record of Non-Voting Common Stock as they appear on the stock register of the Corporation on the applicable record date, as determined by the Board of Directors, which record date will be the same as the record date for the equivalent Dividend of the Common Stock. In the event that the Board of Directors does not declare or pay any Dividends with respect to shares of Common Stock, then the holders of Non-Voting Common Stock will have no right to receive any Dividends.

4. Liquidation.

(a) Rank. The Non-Voting Common Stock will, with respect to rights upon liquidation, winding up and dissolution, rank (i) subordinate and junior in right of payment to all other securities of the Corporation which, by their respective terms, are senior to the Non-Voting Common Stock or the Common Stock, and (ii) pari passu with the Common Stock. Not in limitation of anything contained herein, and for purposes of clarity, the Non-Voting Common Stock is subordinated to the general creditors and subordinated debt holders of the Company, and the depositors of the Company’s bank subsidiaries, in any receivership, insolvency, liquidation or similar proceeding.

(b) Liquidation Distributions. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Non-Voting Common Stock will be entitled to receive, for each share of Non-Voting Common Stock, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Corporation, subject to the rights of any Persons to whom the Non-Voting Common Stock is subordinate, a distribution (“Liquidation Distribution”) equal to (i) any authorized and declared, but unpaid, Dividends with respect to such share of Non-Voting Common Stock at the time of such liquidation, dissolution or winding up, and (ii) the amount the holder of such share of Non-Voting Common Stock would receive in respect of such share if such share had been converted into shares of Common Stock at the then applicable conversion rate at the time of such liquidation, dissolution or winding up (assuming the conversion of all shares of Non-Voting Common Stock at such time, without regard to any limitations on conversion of the Non-Voting Common Stock). All Liquidating Distributions to the holders of the Non-Voting Common Stock and Common Stock set forth in clause (ii) above will be made pro rata to the holders thereof.

(c) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 4, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the holders of Non-Voting Common Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or property) of all or substantially all of the assets of the Corporation, will not constitute a liquidation, dissolution or winding up of the Corporation.

5. Conversion.

(a) General.

(i) A holder of Non-Voting Common Stock shall be permitted to convert, or upon the written request of the Corporation shall convert, shares of Non-Voting Common Stock into shares of Common Stock at any time or from time to time, provided that upon such conversion the holder, together with all Affiliates of the holder, will not own or control in the aggregate more than 9.9% of the Common Stock (or of any class of Voting Securities issued by the Corporation), excluding for the purpose of this calculation any reduction in ownership resulting from transfers by such holder of Voting Securities of the Corporation (which, for the avoidance of doubt, does not include Non-Voting Common Stock). In any such conversion, each share of Non-Voting Common Stock will convert initially into one (1) share of Common Stock, subject to adjustment as provided in Section 6 below.

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(ii) Each share of Non-Voting Common Stock will automatically convert into one (1) share of Common Stock, without any further action on the part of any holder, subject to adjustment as provided in Section 6 below, on the date a holder of Non-Voting Common Stock transfers any shares of Non-Voting Common Stock to a non-affiliate of the holder in a Permissible Transfer.

(iii) To effect any permitted conversion under Section 5(a)(i) or Section 5(a)(ii), the holder shall surrender the certificate or certificates evidencing such shares of Non-Voting Common Stock, duly endorsed, at the registered office of the Corporation, and provide written instructions to the Corporation as to the number of shares for which such conversion shall be effected, together with any appropriate documentation that may be reasonably required by the Corporation. Upon the surrender of such certificate(s), the Corporation will issue and deliver to such holder (in the case of a conversion under Section 5(a)(i)) or such holder’s transferee (in the case of a conversion under Section 5(a)(ii)) a certificate or certificates for the number of shares of Common Stock into which the Non-Voting Common Stock has been converted and, in the event that such conversion is with respect to some, but not all, of the holder’s shares of Non-Voting Common Stock, the Corporation shall deliver to such holder a certificate or certificate(s) representing the number of shares of Non-Voting Common Stock that were not converted to Common Stock.

(iv) All shares of Common Stock delivered upon conversion of the Non-Voting Common Stock shall be duly authorized, validly issued, fully paid and non- assessable, free and clear of all liens, claims, security interests, charges and other encumbrances.

(b) Reservation of Shares Issuable Upon Conversion. The Corporation will at all times reserve and keep available out of its authorized but unissued Common Stock solely for the purpose of effecting the conversion of the Non-Voting Common Stock such number of shares of Common Stock as will from time to time be sufficient to effect the conversion of all outstanding Non-Voting Common Stock; and if at any time the number of shares of authorized but unissued Common Stock will not be sufficient to effect the conversion of all then outstanding Non-Voting Common Stock, the Corporation will take such action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Stock to such number of shares as will be sufficient for such purpose.

(c) No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such actions as may be necessary or appropriate in order to protect the conversion rights of the holders of the Non-Voting Common Stock against impairment.

6. Adjustments.

(a) Combinations or Divisions of Common Stock. In the event that the Corporation at any time or from time to time will effect a division of the Common Stock into a greater number of shares (by stock split, reclassification or otherwise other than by payment of a Dividend in Common Stock or in any right to acquire the Common Stock), or in the event the outstanding Common Stock will be combined or consolidated, by reclassification, reverse stock split or otherwise, into a lesser number of shares of the Common Stock, then the dividend, liquidation, and conversion rights of each share of Non-Voting Common Stock in effect immediately prior to such event will, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate.

(b) Reclassification, Exchange or Substitution. If the Common Stock is changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a division or combination of shares provided for in 6(a) above), (1) the conversion ratio then in effect will, concurrently with the effectiveness of such transaction, be adjusted so that each share of the Non-Voting Common Stock will be convertible into, in lieu of the number of shares of Common Stock which the holders of the Non-Voting Common Stock would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equal to the product of (i) the number of shares of such other class or classes of stock that a holder of a share of Common Stock would be entitled to receive in such transaction and (ii) the number of shares of Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock) immediately before that transaction and (2) the Dividend and Liquidation Distribution rights then in effect will, concurrently with the effectiveness of such transaction, be adjusted so that each share of Non-Voting Common Stock will be entitled to a Dividend and Liquidation Distribution right, in lieu of with respect to the number of shares of Common Stock which the holders of the Non-Voting Common Stock would otherwise have been entitled to receive, with respect to a number of shares of such other class or classes of stock equal to the product of (i) the number of shares of such other class or classes of stock that a holder of a share of Common Stock would be entitled to receive in such transaction and (ii) the number of shares of Common Stock into which such share of Non-Voting Common Stock is then convertible (without regard to any limitations on conversion of the Non-Voting Common Stock) immediately before that transaction.

(c) Certificates as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 6, the Corporation at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Non-Voting Common Stock a certificate executed by the Corporation’s President (or other appropriate officer) setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation will, upon the written request at any time of any holder of Non-Voting Common Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Non-Voting Common Stock.

7. Reorganization, Mergers, Consolidations or Sales of Assets. If at any time or from time to time there will be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares otherwise provided for in Section 6) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all the Corporation’s properties and assets to any other Person, then, as a part of such reorganization, merger, consolidation or sale, provision will be made so that the holders of the Non-Voting Common Stock will thereafter be entitled to receive upon conversion of the Non-Voting Common Stock, the number of shares of stock or other securities or property of the Corporation, or of the successor company resulting from such merger or consolidation or sale, to which a holder of that number of shares of Common Stock deliverable upon conversion of the Non-Voting Common Stock would have been entitled to receive on such capital reorganization, merger, consolidation or sale (without regard to any limitations on conversion of the Non-Voting Common Stock).

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8. Redemption. Except to the extent a liquidation under Section 4 may be deemed to be a redemption, the Non-Voting Common Stock will not be redeemable at the option of the Corporation or any holder of Non-Voting Common Stock at any time. Notwithstanding the foregoing, the Corporation will not be prohibited from repurchasing or otherwise acquiring shares of Non-Voting Common Stock in voluntary transactions with the holders thereof, subject to compliance with any applicable legal or regulatory requirements, including applicable regulatory capital requirements. Any shares of Non-Voting Common Stock repurchased or otherwise acquired may be reissued as additional shares of Non-Voting Common Stock.

9. Voting Rights. The holders of Non-Voting Common Stock will not have any voting rights, except as may otherwise from time to time be required by law.

10. Protective Provisions. So long as any shares of Non-Voting Common Stock are issued and outstanding, the Corporation will not (including by means of merger, consolidation or otherwise), without obtaining the approval (by vote or written consent) of the holders of a majority of the issued and outstanding shares of Non-Voting Common Stock, (i) alter or change the rights, preferences, privileges or restrictions provided for the benefit of the holders of the Non-Voting Common Stock, (ii) increase or decrease the authorized number of shares of Non-Voting Common Stock or (iii) enter into any agreement, merger or business consolidation, or engage in any other transaction, or take any action that would have the effect of changing any preference or any relative or other right provided for the benefit of the holders of the Non-Voting Common Stock. In the event that the Corporation offers to repurchase shares of Common Stock, the Corporation shall offer to repurchase shares of Non-Voting Common Stock pro rata based upon the number of shares of Common Stock such holders would be entitled to receive if such shares were converted into shares of Common Stock immediately prior to such repurchase.

11. Notices. All notices required or permitted to be given by the Corporation with respect to the Non-Voting Common Stock shall be in writing, and if delivered by first class United States mail, postage prepaid, to the holders of the Non-Voting Common Stock at their last addresses as they shall appear upon the books of the Corporation, shall be conclusively presumed to have been duly given, whether or not the holder actually receives such notice; provided, however, that failure to duly give such notice by mail, or any defect in such notice, to the holders of any stock designated for repurchase, shall not affect the validity of the proceedings for the repurchase of any other shares of Non-Voting Common Stock, or of any other matter required to be presented for the approval of the holders of the Non-Voting Common Stock.

12. Record Holders. To the fullest extent permitted by law, the Corporation will be entitled to recognize the record holder of any share of Non-Voting Common Stock as the true and lawful owner thereof for all purposes and will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other Person, whether or not it will have express or other notice thereof.

13. Term. The Non-Voting Common Stock shall have perpetual term unless converted in accordance with Section 5.

14. No Preemptive Rights. The holders of Non-Voting Common Stock are not entitled to any preemptive or preferential right to purchase or subscribe for any capital stock, obligations, warrants or other securities or rights of the Corporation, except for any such rights that may be granted by way of separate contract or agreement to one or more holders of Non-Voting Common Stock.

15. Replacement Certificates. In the event that any Certificate will have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Corporation, the posting by such Person of a bond in such amount as the Corporation may determine is necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Corporation or the Exchange Agent, as applicable, will deliver in exchange for such lost, stolen or destroyed Certificate a replacement Certificate.

16. Other Rights. The shares of Non-Voting Common Stock have no preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or rights, other than as set forth herein or as provided by applicable law.

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APPENDIX D

2016 Equity Incentive Plan

HCSB FINANCIAL CORPORATION

2016 EQUITY INCENTIVE PLAN

Section 1. General Purpose of Plan; Definitions.

The name of this plan is the HCSB Financial Corporation 2016 Equity Incentive Plan (the “Plan”). The Plan was approved by the Board of Directors on May 26, 2016 (the “Effective Date”) and subsequently adopted by the shareholders of HCSB Financial Corporation on [__________], 2016. The purpose of the Plan is to enable the Company and its Subsidiaries to attract and retain highly qualified personnel who will contribute to the Company’s success and to provide incentives to Participants to increase shareholder value and therefore further align the interests of the Participants with those of the shareholders to benefit all shareholders of the Company.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Administrator” means the Committee, under the terms as set forth in more detail in Section 2 below and except as limited by the express provisions of the Plan or by resolutions adopted by the Board.

(b) “Award” means any award granted under the Plan as further described in Sections 6 and 7 below.

(c) “Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions applicable to the Award.

(d) “Board” means the Board of Directors of the Company.

(e) "Cause" means as set forth in the Participant’s written employment, consulting or similar agreement with the Company or, if “Cause” is not defined therein, or if there is no such agreement, “Cause” shall mean termination by the Company on account of acts or omissions of fraud, dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations, regulations that do not adversely affect the Company or its employees, or similar offenses) or final cease-and-desist order, or material breach of any provision of an agreement with the Company. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the community banking industry. No act or failure to act shall be considered “willful” unless done, or omitted to be done, not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company. The determination of “Cause” may be made by the Administrator solely for purposes of this Plan and without regard to any other purpose of the Company.

(f) “Change in Control” means the first to occur of any one of the events:

(i) the date any Person (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the “Exchange Act”) and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) or more than one Person acting as a group (as determined under Treasury Regulation §1.409A-3(i)(5)(v)(B), acquires ownership of the stock of the Company that, together with stock held by such Person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company. This section applies only when there is a transfer of stock of the Company (or issuance of stock of the Company) and stock in the Company remains outstanding after the transaction;

(ii) the date any one Person, or more than one Person acting as a group (as defined under Treasury Regulation §1.409A-3(i)(5)(v)(B)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company;

(iii) the date individuals who, as of the Effective Date, constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding or this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

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(iv) the date that any Person or more than one Person acting as a group (as defined under Treasury Regulation §1.409A-3(i)(5)(v)(B)) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding the foregoing, a Change in Control shall only be deemed to have occurred if the Change in Control otherwise constitutes a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, within the meaning of Section 409A of the Code and the regulations and rulings thereunder (“Section 409A”).

In addition, a Change in Control will not include (1) a transaction in which the holders of the outstanding voting securities of the Company immediately prior to the transaction hold at least 50% of the outstanding voting securities of the successor company immediately after the transaction; (2) any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor company or indebtedness of the Company is cancelled or converted or a combination thereof, (3) a sale, lease, exchange or other transfer of all or substantially all of the Company’s assets to a majority-owned subsidiary company; or (4) a transaction undertaken for the principal purpose of restructuring the capital of the Company, including, but not limited to, reincorporating the Company in a different jurisdiction. Also, when a Change in Control occurs due to a series of related transaction, the Change in Control is deemed to have occurred upon consummation of the last of the related transactions.

(g) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(h) “Committee” means the Compensation Committee of the Board or, if applicable, any other committee the Board may appoint to administer the Plan. If at any time or to any extent the Committee shall not administer the Plan, then the functions of the Administrator specified in the Plan may be exercised by the Board. The Committee shall be comprised of three or more “outside” directors, within the meaning of section 162(m) of the Internal Revenue Code, who are also “non-employee directors” as defined in Rule 16b-3 under the Securities Exchange Act of 1934 and “independent directors” as defined by NASDAQ Listing Rule 5605(a)(2).

(i) “Common Stock” or “Stock” means the voting common stock, par value $0.01 per share, of the Company.

(j) “Company” means HCSB Financial Corporation, a South Carolina corporation (or any successor corporation that assumes this Plan, either contractually or by operation of law).

(k) “Eligible Recipient” means an officer, director, employee, consultant, or advisor (including a member of an advisory board) of the Company or any subsidiary of the Company.

(l) “Exercise Price” means the per share price at which a Participant holding an Award of Options may purchase Shares issuable with respect to such Award of Options, if any.

(m) “Fair Market Value” on any date shall mean:

(i) if the Common Stock is readily tradable on an established securities market (as defined in Treasury Regulation §1.897-1(m)) (other than if the Common Stock is quoted on an over-the-counter market), the closing sales price of the Common Stock on such date on the securities exchange having the greatest volume of trading in the Common Stock during the 30-day period preceding the day the value is to be determined or, if there is no reported closing sales price on such date, the next preceding date on which there was a reported closing price; or

(ii) if the Common Stock also is not readily tradable on an established securities market (as defined in Treasury Regulation §1.897-1(m)) (e.g., the Common Stock is quoted on an over-the-counter market), the fair market value as determined in good faith by the Board or the Committee by application of a reasonable valuation method consistently applied and taking into consideration all available information material to the value of the Company; factors to be considered may include, as applicable, independent third party valuations of the Common Stock, trading activity of the Common Stock known by the Board or the Committee, whether on the over-the-counter market or through private transactions, the value of the tangible and intangible assets of the Company, the present value of future cash-flows of the Company, the market value of stock or equity interests in similar corporations which can be readily determined through objective means (such as through trading prices on an established securities market or an amount paid in an arm’s length private transaction), and other relevant factors such as control premiums or discounts for lack of marketability. For purposes of the foregoing, a valuation prepared in accordance with any of the methods set forth in Treasury Regulation § 1.409A-1(b)(5)(iv)(B)(2) consistently used, shall be rebuttably presumed to result in a reasonable valuation. This paragraph is intended to comply with the definition of “fair market value” contained in Treasury Regulation § 1.409A-1(b)(5)(iv) and should be interpreted consistently therewith.

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(n) “Grant Date” means the date on which the Administrator completes the corporate action authorizing the grant of an Award. Corporate action constituting a grant by the Administrator of an Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Administrator, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant.

(o) “Incentive Stock Option” or “ISO” means any Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(p) “Nonqualified Stock Option” or “NQSO” means any Option that is not an Incentive Stock Option, including any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

(q) “Option” means an option to purchase Shares granted pursuant to Section 6 of the Plan.

(r) “Other Stock-Based Award” means a right granted pursuant to Section 8 of the Plan that relates to or is valued by reference to Shares or other Awards relating to Shares.

(s) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority in Section 2 of the Plan, to receive an Award.

(t) “Participating Employer” means any member of the following group, which includes the Company, if such member agrees, in writing, to be bound by the terms of the Plan:

(i) a controlled group of corporations, within the meaning of Code Section 414(b),

(ii) a group of trades or businesses under common control, within the meaning of Code Section 414(c),

(iii) an affiliated service group, within the meaning of Code Section 414(m), or

(iv) a trade or business required to be aggregated pursuant to Code Section 414(o).

Each Participating Employer is identified in Appendix A. The Company shall amend Appendix A as needed to reflect a Participating Employer’s adoption of the Plan or withdrawal from the Plan, without any need to otherwise amend the Plan. Amendment of Appendix A may be made by any authorized officer or designated representative of the Company and shall not require approval of the Board.

(u) “Performance Goals” means the performance goals established by the Administrator in connection with the grant of Awards. Performance Goals may be based upon any individual Participant or Company criteria or metric that the Administrator may determine, including, but not limited to, the attainment of specified levels of one or more of the following measures: stock price, earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization), prescribed rating, earnings per share, operating earnings per share, return on equity, return on assets or operating assets, percentage of non-performing assets, asset quality, level of classified assets, net interest margin, loan portfolio growth, efficiency ratio, deposit portfolio growth, liquidity, market share, objective customer service measures or indices, economic value added, shareholder value added, embedded value added, combined ratio, pre- or after-tax income, net income, cash flow (before or after dividends), cash flow per share (before or after dividends), gross margin, risk-based capital, revenues, revenue growth, return on capital (including return on total capital or return on invested capital), cash flow return on investment, cost control, gross profit, operating profit, cash generation, unit volume, sales, asset quality, cost saving levels, market-spending efficiency, core non-interest income or change in working capital, in each case with respect to the Company or any one or more subsidiaries, divisions, business units or business segments thereof, either in absolute terms or relative to the performance of one or more other companies (including an index covering multiple companies). Performance for any goal can be measured on an absolute basis (i.e., versus the Company’s budget or prior year result) or relative to a peer group or industry index, as well as over a one-year or multi-year period. In any event, the Administrator shall have the authority to adjust any Performance Goal for unusual or non-recurring events in any manner permitted under Section 162(m) of the Code.

(v) “Performance Period” is a period not less than one calendar year, beginning not earlier than the year in which such Performance Award is granted, which may be referred to herein and by the Administrator by use of the calendar year in which a particular Performance Period commences; provided, however, that the Administrator shall have the authority to adjust a Performance Period for unusual or non-recurring events to a period of not less than six months.

(w) “Permanent and Total Disability” shall have the same meaning as given to that term by Treasury Regulation Section 1.409A-3(i)(4) and any regulations or rulings promulgated thereunder.

(x) “Restricted Stock” means Shares subject to certain restrictions granted pursuant to Section 7 of the Plan.

(y) “Restricted Stock Unit” means a right granted pursuant to Section 7 of the Plan and denominated in Shares that will be settled, subject to the terms and conditions of the Restricted Stock Units, in cash, Shares, or a combination of both, based upon the Fair Market Value of a specified number of Shares.

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(z) “Shares” means shares of Common Stock reserved for issuance under the Plan, as adjusted pursuant to Sections 3 or 4 of the Plan, and any successor security.

(aa) “Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

(bb) “Treasury Regulations” means regulations promulgated by the United States Department of Treasury pursuant to the Code, including proposed or temporary regulations as applicable.

Section 2. Administration.

The Plan shall be administered by the Administrator. Pursuant to the terms of the Plan, the Committee shall serve as the Administrator and shall have the power and authority:

(a) to select those Eligible Recipients who shall be Participants;

(b) to determine whether and the extent to which Awards are to be granted to Participants under the Plan;

(c) to determine the number of Shares to be covered by or subject to each Award granted under the Plan;

(d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted under the Plan; and

(e) to determine the terms and conditions, not inconsistent with the terms of the Plan, that shall govern all written instruments evidencing Awards granted under the Plan, including Award Agreements.

The Administrator shall have the authority, in its sole discretion, to: adopt, alter, and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; correct any defect, supply any omission, reconcile any inconsistency, and resolve any ambiguity in, and otherwise interpret, the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto); and otherwise supervise the administration of the Plan. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. Except to the extent prohibited by applicable law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

Notwithstanding the above, and subject to Sections 3, 4, 6, 9, 10, and 13, outstanding Options granted under the Plan shall not be repriced without approval by the Company’s shareholders. In particular, neither the Board nor the Administrator may take any action: (i) to amend the terms of an outstanding Option to reduce the Exercise Price thereof, cancel an Option and replace it with a new Option with a lower Exercise Price, or that has an economic effect that is the same as any such reduction or cancellation or (ii) to cancel an outstanding Option having an Exercise Price above the then-current Fair Market Value of the Stock in exchange for the grant of another type of Award, without, in each such case, first obtaining approval of the shareholders of the Company of such action.

Section 3. Shares Subject to the Plan.

Subject to Section 4 of the Plan, the total number of Shares reserved and available for issuance under the Plan shall be 30,000,000 Shares. Such Shares may consist in whole or in part, of authorized and unissued shares or treasury shares. At all times the Company shall reserve and keep available a sufficient number of shares as shall be required to satisfy the requirements of all outstanding Options under the Plan. No fractional Shares shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional Shares or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

(a) Options. The maximum aggregate number of shares of Stock that may be subject to Options granted in any calendar year to any one Participant shall be 30,000,000 shares. The maximum aggregate number of Shares that may be issued through ISOs shall be 30,000,000 shares.

(b) Restricted Stock. The maximum aggregate number of shares of Stock that may be subject to Awards of Restricted Stock or Restricted Stock Units granted in any calendar year to any one Participant shall each be 30,000,000 shares.

(c) Other Stock-Based Awards. The maximum aggregate number of shares of Stock that may subject to Other Stock-Based Awards granted in any calendar year to any one Participant shall be 30,000,000 shares.

(d) Awards to Non-Employee Directors. The maximum aggregate number of shares of Stock associated with any Award granted under this Plan in any calendar year to any one “non-employee director” (as defined in Rule 16b-3 under the Securities Exchange Act of 1934) shall be 250,000 shares.

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(e) Compliance with Section 162(m) of the Code. To the extent required by Section 162(m) of the Code, Shares subject to Options which are canceled shall continue to be counted against the limits set forth in paragraphs (a) and (b) immediately preceding.

(f) Reissuance of Shares. Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock covered by an Award are settled in cash in a manner that some or all of the shares covered by the Award are not issued, the shares subject to such Awards and the unissued shares resulting from the cash settlement shall again be available for issuance under the Plan. If any shares of Common Stock subject to an Award are not delivered to a Participant because the Award is exercised through a reduction of shares subject to the Award (i.e., “net exercised”), including if the tax withholding obligations relating to any Award are satisfied by delivering Shares of Common Stock (either actually or through attestation) or withholding Shares of Common Stock relating to such Award, the number of shares of Common Stock that are not delivered to the Participant shall no longer be available for issuance under the Plan. For the sake of clarification, any shares of Common Stock reacquired by the Company pursuant to Section 6 upon the exercise of an Option or as consideration for the exercise of an Option shall no longer be available for issuance under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject to or paid with respect to an Award.

(g) Performance Goals. The Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals, including, but not limited to, the purpose of qualifying Awards as “performance-based compensation” under Section 162(m) of the Code. The Administrator may designate such Award as a Qualified Performance-Based Award, based upon a determination that (i) the recipient is or may be a “covered employee” (within the meaning of Section 162(m)(3) of the Code) with respect to such Award, and (ii) the Administrator wishes such Award to qualify for exemption under Section 162(m) of the Code, and the terms of any such Award (and of the grant thereof) shall be consistent with such designation (including, without limitation, that all such Awards be granted by a committee composed solely of “outside directors”). To the extent required to comply with Section 162(m) of the Code, no later than 90 days following the commencement of a Performance Period or, if earlier, by the expiration of 25% of a Performance Period, the Administrator will designate one or more Performance Periods, determine the Participants for the Performance Periods and establish the Performance Goals for the Performance Periods. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the performance criteria specified for such Award. In the event that applicable tax and/or securities laws change to permit the Administrator discretion to alter the governing performance criteria without obtaining shareholder approval of such changes, the Administrator shall have sole discretion to make such changes without obtaining shareholder approval. In granting Awards which are intended to qualify under Section 162(m) of the Code, the Administrator may follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code. Notwithstanding any other provision of the Plan, payment or vesting of any Qualified Performance Based Award shall not be made until the applicable Performance Goals have been satisfied and any other material terms of such Award were in fact satisfied. The Administrator shall certify in writing the attainment of each Performance Goal. Notwithstanding any provision of the Plan to the contrary, with respect to any Qualified Performance Based Award, (a) the Administrator may not adjust, downwards or upwards, any amount payable, or other benefits granted, issued, retained, and/or vested pursuant to such an Award on account of satisfaction of the applicable Performance Goals; provided that the Administrator may reduce or eliminate the performance compensation or other economic benefit that was due upon attainment of the Performance Goal (exercise of “negative discretion”) but such decrease does not increase the amount payable to any other employee, and (b) the Administrator may not waive the achievement of the applicable Performance Goals, except in the case of the Participant’s death or disability, or a Change of Control. For any Award not intended to qualify as a Qualified Performance-Based Award, the Committee may apply any or all of the foregoing terms and conditions.

(h) Substitute Awards. Notwithstanding any other provision of the Plan to the contrary, the Administrator may grant Substitute Awards under the Plan. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed and approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Administrator without any further action by the Administrator, and the persons holding such awards shall be deemed to be Participants with respect to the Substitute Awards.

(i) Administrator’s Discretion to Accelerate Vesting of Awards. Except upon the occurrence of a Change in Control (which is governed by the provisions of Section 10 hereof), the Administrator may, in its discretion and as of a date determined by the Administrator, fully vest any or all Awards awarded to a Participant pursuant to an Award and, upon such vesting, all vesting restrictions applicable to such Award shall terminate as of such date. Any action by the Administrator pursuant to this section may vary among individual Participants and may vary among the Awards held by any individual Participant. Notwithstanding the preceding provisions of this section, the Administrator may not take any action described in this section (i) with respect to an Award that has been granted to a “covered Employee” (within the meaning of Treasury Regulation Section 1.162-27(c)(2)) if such Award is intended to meet the exception for performance-based compensation under Section 162(m) of the Code, or (ii) if such action shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of Section 409A of the Code.

(j) Forfeiture of Awards; Clawback of Shares. If the Company’s or any of its financial institution subsidiaries’ capital falls below the minimum requirements contained in 12 CFR Section 3 or below a higher requirement as determined by the Company’s or such subsidiary’s primary bank regulatory agency, such agency may direct the Company to require Participants to exercise or forfeit some or all of their Awards. All Awards granted under this Plan are subject to the terms of any such directive. In addition, Awards granted under this Plan within the prior two years of the event described in subsections (i)-(iii) below shall be forfeited and the Participant shall be obligated to repay the value realized, if any, from the conversion of Awards into shares of Stock under the following circumstances:

(i) Termination of employment or service for Cause;

(ii) A restatement of financial results attributable to the Participant’s actions, whether intentional or negligent; and

(iii) The Administrator determines that Award vesting was based on incorrect performance measurement calculations. In such event, vesting (and recoupment, if applicable) will be adjusted consistent with the actual, corrected results.

Notwithstanding the forgoing sentence, the Administrator shall have the authority, in its sole discretion, to not enforce the foregoing clawback of Shares if it determines that such clawback would not be in the best interest of the Company and its shareholders.

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Section 4. Corporate Transactions.

Subject to the provisions of Section 10 hereof relating to a Change in Control, in the event of any merger, consolidation, combination, reorganization, recapitalization, reclassification, extraordinary cash dividend, stock dividend, stock split, reverse stock split, or other change in corporate structure, the Administrator shall make an equitable substitution or proportionate adjustment in (i) the aggregate number of Shares reserved for issuance under the Plan, and (ii) the kind, number, and Exercise Price of Shares (or other cash or property) issuable with respect to outstanding Options granted under the Plan (which may become, without limitation, shares of an acquiring entity or other successor corporation that assumes this Plan), and (iii) the kind and number of Shares subject to any outstanding Awards of Restricted Stock and Restricted Stock Units granted under the Plan (which may become, without limitation, shares of an acquiring entity or other successor corporation that assumes this Plan), in each case as may be determined by the Administrator, in its sole discretion; provided, that with respect to ISOs, any adjustment shall be made in accordance with the provisions of Section 424(h) of the Code and any regulations or guidance promulgated thereunder; and provided, further, that no such adjustment shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of Section 409A of the Code.

Section 5. Eligibility.

The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Recipients. Participation in the Plan through receipt of an Award in any year does not guarantee a Participant participation in future years or participation at the same level. The Administrator shall have the authority to grant Awards under the Plan to the Eligible Recipients; provided, however, that only current employees of the Company and any Participating Employer may be granted ISOs.

Section 6. Options.

Options may be granted alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan shall be substantially in the form as the Administrator may from time to time approve, and the provisions of each Option need not be the same with respect to each Participant. Participants who are granted Options shall enter into an Award Agreement with the Company in such form as the Administrator shall determine, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted in connection with such Award Agreement.

Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. If and to the extent any Option granted under the Plan intended to qualify as an ISO does not qualify as an ISO, such Option shall constitute a separate NQSO. A grant of an ISO can only be made to an Eligible Recipient who is also an employee within the meaning of Section 422(a)(2) of the Code.

Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

(a) Option Exercise Price. The Exercise Price of Shares issuable with respect to an Option shall be determined by the Administrator in its sole discretion, provided, however, that such Exercise Price shall not be less than 100% of the Fair Market Value on the Grant Date, except in the case of Substitute Awards. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary and an ISO is granted to such Participant, the Exercise Price of such ISO shall be no less than 110% of the Fair Market Value on the Grant Date of such Option.

(b) Option Term. The term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than 10 years after the Grant Date of such Option; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary and an ISO is granted to such employee, the term of such ISO (to the extent required by the Code at the time of grant) shall be no more than five years from the Grant Date.

(c) Exercisability. Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant. Specifically such terms and conditions may include (i) the attainment of one or more Performance Goals established by the Administrator, (ii) the Participant’s continued employment with the Company or any subsidiary, or continued service as a director, consultant or advisor of the Company or any subsidiary, for a specified period of time, (iii) the occurrence of any other event or the satisfaction of any other condition specified by the Administrator in its sole discretion, or (iv) a combination of any of the foregoing. The Administrator may provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine, all in its sole discretion. An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (1) more than three months after the date of a Participant’s termination of employment if termination was for reasons other than death or disability, (2) more than one year after the date of a Participant’s termination of employment if termination was by reason of death or disability, or (3) more than six months following the first day of a Participant’s leave of absence that exceeds three months, unless the Participant’s reemployment rights are guaranteed by statute or contract.

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(d) Method of Exercise. Subject to Sections 6(c) and 9 of the Plan, vested Options may be exercised in whole or in part at any time during the Option term, by giving notice as described in the applicable Award Agreement. As determined by the Administrator in its sole discretion, payment in whole or in part may also be made: (i) to the extent permitted by applicable law, by means of any cashless exercise procedure approved by the Administrator, including by means of a net exercise whereby the Company issues Shares reduced by the number of Shares needed to satisfy the Exercise Price and/or the Participant’s tax withholding obligations; (ii) in the form of unrestricted shares of Common Stock already owned by the Participant (based on the Fair Market Value on the date the Option is exercised); provided, however, that in the case of an ISO, the right to make payment in the form of already owned shares of Common Stock may be authorized only at the time of grant; (iii) any other form of consideration approved by the Administrator and permitted by applicable law; or (iv) any combination of the foregoing A Participant shall generally have the rights to dividends and any other rights of a shareholder with respect to the Shares subject to the Option only after the Participant has given written notice of exercise, has paid in full for such Shares, and, if requested, has given the representation described in paragraph (b) of Section 13 of the Plan.

(e) Non-Transferability of Options. Except as otherwise provided in the Award Agreement and subject to Section 9 of the Plan, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will, or by the laws of descent and distribution, except that NQSOs may be transferred if and to the extent set forth in an Award Agreement.

(f) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the Grant Date of the ISO) of Shares with respect to which ISOs granted to a Participant under this Plan and all other equity compensation plans of the Company or any subsidiary become exercisable for the first time by the Participant during any calendar year exceeds $100,000 (as determined in accordance with Section 422(d) of the Code), the number of Shares attributable to the amount of such Fair Market Value exceeding $100,000 shall be treated as issuable with respect to NQSOs. The maximum aggregate number of shares of Stock that may be subject to ISOs that may be granted under the Plan shall be 30,000,000 shares.

(g) Taxation of Incentive Stock Options.

(i) In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise.

(ii) A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods described in (i) above.

(h) Certain Successor Options. To the extent not inconsistent with the terms, limitations and conditions of Section 422 of the Code and any regulations promulgated with respect thereto, an Option issued in respect of an option held by an employee to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any subsidiary of the Company) may contain terms that differ from those stated in this Section 6, but solely to the extent necessary to preserve for any such employee the rights and benefits contained in such predecessor option, or to satisfy the requirements of Section 424(a) of the Code.

(i) Code Definitions. For purposes of this Section 6, “disability,” “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

(j) Non-Exempt Employees. No Option, whether or not vested, granted to an Participant who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant’s death or Disability, (ii) upon a Corporate Transaction as described in Section 4 in which such Option is not assumed, continued, or substituted, or (iii) upon a Change in Control, any such vested Options may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

Section 7. Restricted Stock; Restricted Stock Units.

(a) General. Awards of Restricted Stock and Restricted Stock Units may be granted either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, awards of Restricted Stock or Restricted Stock Units shall be made; the number of Shares to be awarded with respect to an Award of Restricted Stock or Restricted Stock Units; and the Restricted Period (as defined in Section 7(c) of this Plan) applicable to an Award of Restricted Stock or Restricted Stock Units. Award Agreements with respect to Restricted Stock or Restricted Stock Units shall be in such form as the Administrator may from time to time approve, and the provisions of Awards of Restricted Stock or Restricted Stock Units need not be the same with respect to each Participant. An Award of Restricted Stock or Restricted Stock Units shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

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(b) Stock Certificates. Subject to Section 7(c) below, with respect to each Participant who is granted an Award of Restricted Stock, the Company shall either (i) issue a stock certificate in respect of such Award of Restricted Stock, which certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award of Restricted Stock; or (ii) enter such Award of Restricted Stock in book entry form (with appropriate restrictions noted with respect thereto), such method to be determined by the Administrator in its sole discretion. The Company may require that any stock certificates evidencing Restricted Stock granted under the Plan be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award of Restricted Stock.

(c) Restrictions and Conditions Applicable to Restricted Stock. An Award of Restricted Stock granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of the Plan and the Award Agreement governing any such Award of Restricted Stock, during such period as may be set by the Administrator commencing on the date of grant of the Award, the Participant shall not be permitted to sell, transfer, pledge, or assign such Shares of Restricted Stock (such period, the “Restricted Period”); provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion. Notwithstanding the preceding provision of this section, the Administrator may not take any action described in this section (i) with respect to an Award that has been granted to a “covered Employee” (within the meaning of Treasury Regulation Section 1.162-27(c)(2)) if such Award is intended to meet the exception for performance-based compensation under Section 162(m) of the Code, or (ii) if such action shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of Section 409A of the Code. Such restrictions shall be determined by the Administrator in its sole discretion, and the Administrator may provide that such restrictions lapse upon (1) the attainment of one or more Performance Goals established by the Administrator, (2) the Participant’s continued employment with the Company or any subsidiary, or continued service as a director, consultant or advisor of the Company or any subsidiary, for a specified period of time, (3) the occurrence of any other event or the satisfaction of any other condition specified by the Administrator in its sole discretion, or (4) a combination of any of the foregoing.

(ii) Subject to paragraph (b) of Section 12 of the Plan and/or unless otherwise provided in an Award Agreement, a Participant awarded Restricted Stock under the Plan generally shall have the rights of a shareholder of the Company with respect to such Restricted Stock during the Restricted Period (including, without limitation, the right to vote the Restricted Stock and to receive dividends thereon).

(iii) If a Participant makes an election pursuant to Section 83(b) of the Code, the Participant shall be required to file promptly a copy of such election form with the Company.

(d) Terms and Conditions for Restricted Stock Units. The Administrator shall, prior to or at the time of grant, condition the vesting of Restricted Stock Units upon the (i) continued service of the applicable Participant, (ii) the attainment of Performance Goals, or (iii) the attainment of Performance Goals and the continued service of the applicable Participant. In the event that the Administrator conditions the grant or vesting of Restricted Stock Units upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the applicable Participant, the Administrator may, prior to or at the time of grant, designate the Restricted Stock Units as a qualified performance-based award. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable Performance Goals) need not be the same with respect to each Participant. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest, or, after consultation with Company legal counsel, at a later time specified by the Administrator in the applicable Agreement. In addition, subject to the provisions of this Plan and the applicable Agreement, during the restriction period, if any, set by the Administrator, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units. A Participant shall have no voting or dividend rights with respect to any Restricted Stock Units granted hereunder.

Section 8. Stock or Other Stock-Based Awards. The Administrator is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Administrator to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, stock appreciation rights, performance awards, performance units, phantom stock, dividend equivalents or similar rights to purchase or acquire Shares, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Administrator shall determine the terms and conditions of such Awards. The maximum value of cash-settled awards that may be paid or payable in any calendar year to any one Participant shall be $250,000.

Section 9. Termination of Employment or Service.

Unless otherwise set forth in Section 13 of the Plan and subject to Section 10 below, or as may otherwise be set forth in an Award Agreement, if a Participant’s employment with or service as an officer, director, employee, consultant, or advisor of the Company or of any subsidiary: (a) terminates for any reason and on the date of termination of employment or service the Participant is not vested as to his or her entire Award, the Shares issuable with respect to the unvested portion of such Award shall be forfeited; and (b) terminates for the reasons described below and on the date of termination of employment or service the Participant is vested as to any Options, then if such termination is (i) by reason of his or her death or Permanent and Total Disability, any vested Option may thereafter be exercised for a period of twelve months following termination of employment or service; (ii) for Cause, then any vested Option shall cease to be exercisable and shall terminate; or (iii) for any other reason than listed in subsections (b)(i) and (b)(ii) above, then any vested Option may thereafter be exercised for a period of three months following termination of employment or service. If, and to the extent that, after termination of employment or service, the Participant does not exercise his or her Option within the applicable time stated above, the unexercised Option shall terminate.

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Section 10. Change in Control.

Unless otherwise determined in an Award Agreement, in the event of a Change in Control:

(a) Effective immediately prior to the occurrence of the Change in Control, (i) each outstanding Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved.

(b) The Administrator may notify all Participants that all outstanding Awards shall be assumed by the acquiring entity or substituted on an equitable basis with awards issued by the acquiring entity. For purposes of this Section 10, an Award shall be considered assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award instead confers the right to receive common stock or other securities of the acquiring entity.

(c) Notwithstanding any other provision of the Plan, in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Board may, in its sole discretion, provide that each Award shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the excess (if any) of the consideration paid per Share in the Change in Control (as determined by the Administrator in its sole discretion) over the exercise or purchase price (if any) per Share subject to the Award multiplied by (ii) the number of Shares subject to the Award (if the consideration paid per share in the Change in Control is deemed by the Administrator to be less than the Exercise Price or purchase price (if any) per Share subject to an Award, then such Awards may be deemed to have been paid in full and canceled by the Administrator).

Section 11. Amendment and Termination.

The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation that would materially impair the rights of a Participant under any Award granted or Award Agreement in effect under the Plan shall be made without such Participant’s consent. The Administrator may accept surrender of outstanding Awards and grant new Awards in substitution for them; provided, that the Administrator will not, without prior shareholder approval, exchange underwater Options or otherwise modify the exercise price or purchase price of any Option or Award that has the effect of being a repricing. To the extent necessary and desirable, approval of the Company’s shareholders shall be obtained for any amendment that would:

(a) increase the total number of Shares reserved for issuance under the Plan; or

(b) change the class of officers, directors, employees, consultants, and advisors eligible to participate in the Plan.

The Administrator may amend the terms of any Award granted under the Plan, prospectively or retroactively, but, subject to Section 4 of the Plan, no such amendment shall impair the rights of any Participant without his or her consent. Notwithstanding the previous sentence, the Administrator reserves the right to amend the terms of any Award or Award Agreement as may be necessary or appropriate to avoid adverse tax consequences under Section 409A of the Code, to comply with any requirements under the forfeiture provisions set forth in Section 3(j) of the Plan, to comply with the requirements in the Company’s “clawback” policy regarding incentive compensation, to comply with such “clawback” requirements under the Sarbanes-Oxley Act of 2002 or the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended from time to time, or to maintain the qualified status of any Incentive Stock Option.

Section 12. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

Section 13. General Provisions.

(a) Shares shall not be issued pursuant to the exercise or settlement of any Award granted under the Plan unless the exercise or settlement of such Award and the issuance and delivery of such Shares pursuant to such Award shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, withholding tax requirements and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company may rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Award is exercised or issued may bear such legends and statements as the Administrator may deem advisable to assure compliance with Federal and state laws and regulations.

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(b) The Administrator may require each person acquiring Shares granted under the Plan to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law. The certificates for such Shares may include the legend set forth below, or any other legend that the Administrator deems appropriate to reflect any restrictions on transfer for such Shares.

“THE ISSUANCE OF THE SHARES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.”

(c) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements. The adoption of the Plan or granting of an Award shall not confer upon any Eligible Recipient any right to continued employment with or service to the Company or any subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any subsidiary to terminate the employment or service of any Eligible Recipient at any time.

(d) Unless otherwise set forth in an applicable Award Agreement, a Participant may elect, no later than the date as of which the value of an Award becomes includible in the gross income of the Participant for Federal income tax purposes (the “withholding date”), to have the Company withhold vested whole shares of Common Stock deliverable upon the exercise of an Option or the vesting of the Restricted Stock or Restricted Stock Units to satisfy (in whole or in part) the amount, if any, that the Company or any subsidiary is required to withhold for taxes; provided, however, that the amount of shares of Common Stock so withheld shall have a Fair Market Value (as of the withholding date) that is not in excess of the amount determined by the Company to be equal to the applicable minimum statutorily required withholding tax payments. Any such election shall be irrevocable.

To the extent that a Participant does not make such an election, or such election does not fully satisfy such minimum statutorily required withholding tax payments, then (x) the Company may require that the Participant pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such Award, as a condition of the exercise of any Option, (y) the Company may withhold vested whole shares of Common Stock deliverable upon exercise of an Option or vesting of the Restricted Stock or Restricted Stock Units to satisfy (in whole or in part) the amount, if any, that the Company or any subsidiary is required to withhold for taxes; provided, however, that the amount of shares of Common Stock so withheld shall have a Fair Market Value (as of the withholding date) that is not in excess of the amount determined by the Company to be equal to the applicable minimum statutorily required withholding tax payments, and (z) the Company shall have the right to deduct from any payment of any kind otherwise due to a Participant up to an amount equal to any federal, state or local taxes of any kind required by law to be withheld in connection with the granting, vesting or exercise of an Award (not to exceed the amount determined by the Company to be the applicable minimum statutorily required withholding tax payments). Upon request, the Participant shall reimburse the Company for any taxes that the Company withholds that are not otherwise reimbursed as contemplated above in this Section 13(d).

(e) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

(f) If a Participant is an officer or director of the Company within the meaning of Section 16, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule(s) promulgated under the Securities Exchange Act of 1934, to qualify the Award for any exemption from the provisions of Section 16 available under such Rule. Such conditions are hereby incorporated herein by reference and shall be set forth in the agreement with the Participant, which describes the Award.

(g) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any shares of Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any shares of Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such shares is in compliance with all applicable laws, regulations or governmental authority and the requirements of any securities exchange on which shares of Stock are traded or any over-the-counter market on which the Common Stock is quoted. The Administrator may require, as a condition of the issuance and delivery of shares of Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such shares, if certificated, bear such legends, and if dematerialized, be so restricted, in each case, as the Administrator, in its sole discretion, deems necessary or desirable.

Section 14. Section 409A of the Code.

Notwithstanding any provision in the Plan to the contrary, no payment or distribution under this Plan that constitutes an item of deferred compensation under Section 409A of the Code and becomes payable by reason of a Participant’s termination of employment or service with the Company will be made to such Participant unless such Participant’s termination of employment or service constitutes a “separation from service” (as defined in Section 409A of the Code). For purposes of this Plan, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Section 409A of the Code. If a participant is a “specified employee” (as defined in Section 409A of the Code), then to the extent necessary to avoid the imposition of taxes under Section 409A of the Code, such Participant shall not be entitled to any payments which are deferred compensation under Section 409A of the Code upon a termination of his or her employment or service until the earlier of: (i) the expiration of the six-month period measured from the date of such Participant’s “separation from service” or (ii) the date of such Participant’s death. Upon the expiration of the applicable waiting period set forth in the preceding sentence, all payments and benefits deferred pursuant to this Section 14 (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such deferral) shall be paid to such Participant in a lump sum as soon as practicable, but in no event later than 60 calendar days, following such expired period, and any remaining payments due under this Plan will be paid in accordance with the normal payment dates specified for them herein.

48

Section 15. Notice.

All notices, requests, waivers, and other communications required or permitted hereunder shall in writing and shall be either personally delivered, sent by reputable overnight courier service or mailed by first class mail, return receipt requested, to the recipient at the address below:

Mailing Address:

HCSB Financial Corporation

Attn: Human Resources Director

P.O. Box 218

Loris, SC 29569

(843) 756-6333

Hand Delivery/Courier:

HCSB Financial Corporation

Attn: Human Resources Director

3640 Ralph Ellis Blvd

Loris, SC 29569

(843) 756-6333

or such other address or the attention of such other person as the recipient party shall have specified by prior written notice to the sending party, or sent by other electronic means. All such notices, requests, waivers and other communications shall be deemed to have been effectively given: (a) when personally delivered to the party to be notified; (b) when sent by confirmed facsimile to the party to be notified; (c) five (5) business days after deposit in the United States Mail postage prepared by certified or registered mail with return receipt requested at any time other than during a general discontinuance of postal service due to strike, lockout, or otherwise (in which case such notice, request, waiver or other communication shall be effectively given upon receipt) and addressed to the party to be notified as set forth above; or (d) two (2) business days after deposit with a national overnight delivery service, postage prepaid, addressed to the party to be notified as set forth above with next-business-day delivery guaranteed. A party may change its or his notice address given above by giving the other party ten (10) days’ written notice of the new address in the manner set forth above.

Section 16. Governing Law and Interpretation.

The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of South Carolina, without reference to principles of conflict of laws.

Section 17. Severability.

If, for any reason, any provision of this Plan is held invalid, such invalidity shall not affect any other provision of this Plan not held so invalid, and each such other provision shall to the full extent consistent with law continue in full force and effect. If any provision of this Plan shall be held invalid in part, such invalidity shall in no way affect the rest of such provision not held so invalid, and the rest of such provision, together with all other provisions of this Plan, shall to the full extent consistent with law continue in full force and effect.

Section 18. Term of Plan.

The Plan shall be effective as of the Effective Date. No Award shall be granted pursuant to the Plan on or after the fifth anniversary of the Effective Date, but Awards granted under the Plan prior to the fifth anniversary of the Effective Date may extend beyond the fifth anniversary of the Effective Date pursuant to the terms of the Award as provided for under the Plan and the terms of the applicable Award Agreement.

*   *   *   *   *

Appendix A

Participating Employers

HCSB Financial Corporation

Horry County State Bank

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Date Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. HCSB FINANCIAL CORP. ATTN: DENISE FLOYD P.O. BOX 218 LORIS, SC 29569 E12110-Z68259 HCSB FINANCIAL CORP. For All Except Withhold All For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: ! ! ! 2. To elect six members to the Board of Directors; Nominees: 01) Michael S. Addy 02) Clay D. Brittain, III 03) Gerald R. Francis 04) Jan H. Hollar 05) James C. Nesbitt 06) John T. Pietrzak The Board of Directors recommends you vote FOR the following proposals: 3 Years The Board of Directors recommends you vote 1 year on the following proposal: Against Abstain 1 Year 2 Years For Abstain ! ! ! ! ! ! ! 1. To approve an amendment to the Company’s Amended and Restated Bylaws to declassify the Board of Directors; 7. To approve a non-binding resolution to determine whether shareholders should vote on Say-on-Pay proposals every one, two, or three years (“Say-on-Frequency”); ! ! ! 3. To approve an amendment to the Company’s Articles of Incorporation to authorize a class of non-voting common stock; The Board of Directors recommends you vote FOR the following proposal: Against Abstain For ! ! ! 4. To approve an amendment to the Company’s Articles of Incorporation to effect a 1-for-100 reverse stock split of the voting common stock and the non-voting common stock; ! ! ! 8. To ratify the appointment of our independent registered public accountants; and ! ! ! 5. To approve the HCSB Financial Corporation 2016 Equity Incentive Plan; NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ! ! ! 6. To approve the compensation of our named executive officers as disclosed in the accompanying proxy statement (this is a non-binding, advisory vote) (“Say-on-Pay”); Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E12111-Z68259 HCSB FINANCIAL CORP. Annual Meeting of Shareholders July 28, 2016 10:00 AM This proxy is solicited by the Board of Directors The undersigned hereby constitutes and appoints Michael S. Addy and Jan H. Hollar (the “Proxies”), and each of them, his or her true and lawful agents and proxies, with full power of substitution in each, to represent and vote, as directed on the reverse side of this proxy card, all shares of the common stock of HCSB Financial Corporation (the “Company”) that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Thursday, July 28, 2016, at 10:00 a.m. local time, at the Sheraton Myrtle Beach Convention Center Hotel at 2101 North Oak Street, Myrtle Beach, South Carolina,and at any adjournments or postponements, upon matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. This proxy, when properly executed, will be voted in the manner directed herein. If so such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side